Filed electronically with the Securities and Exchange Commission on June 20, 2002

                                                               File No. 33-18477
                                                               File No. 811-5385

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /___/

                           Pre-Effective Amendment No.                 /___/
                         Post-Effective Amendment No. 30               /_X_/
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                /___/

                                Amendment No. 32                       /_X_/


                           SCUDDER VALUE SERIES, INC.
                           --------------------------
                  (Formerly Known as Kemper Value Series, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121

                   John Millette, Vice President and Secretary
                           Scudder Value Series, Inc.
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/___/ Immediately upon filing pursuant to paragraph (b)
/___/ 60 days after filing pursuant to paragraph (a) (1)
/___/ 75 days after filing pursuant to paragraph (a) (2)
/___/ On __________________ pursuant to paragraph (b)
/_X_/ On August 19, 2002 pursuant to paragraph (a) (1)
/___/ On __________________ pursuant to paragraph (a) (2) of Rule 485
/___/ On __________________ pursuant to paragraph (a) (3) of Rule 485.

      If Appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           SCUDDER VALUE SERIES, INC.

                             Scudder Contrarian Fund
                     Scudder-Dreman High Return Equity Fund
                       Scudder-Dreman Small Cap Value Fund

                                                                     SCUDDER
                                                                     INVESTMENTS


                              Value Funds I

                              Institutional Class Shares

          Prospectus

--------------------------------------------------------------------------------
                               August 19, 2002
--------------------------------------------------------------------------------

                               Scudder-Dreman High Return Equity Fund





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Fund Works                        How to Invest in the Fund

     4  The Fund's Main Investment            14  Buying and Selling
        Strategy                                  Institutional Class Shares

     5  The Main Risks of Investing           20  Policies You Should Know
        in the Fund                               About

     6  The Fund's Performance                22  Understanding Distributions
        History                                   and Taxes

     8  How Much Investors Pay

     9  Other Policies and Risks

    10  Who Manages and Oversees
        the Fund

    12  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                            Institutional Class

                                             fund number     000

Scudder-Dreman High Return Equity Fund

formerly Kemper-Dreman High Return Equity Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large U.S. companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.32 billion) and that the portfolio manager believes are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund may invest up to 20% of total assets in foreign securities. Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the fund exposure to future stock market movements without direct ownership of stocks, the manager doesn't intend to use them as principal investments and may not use them at all.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund concentrates in one or more sectors, any factors affecting those sectors could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, industries, economic trends, or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who are interested in a large-cap value fund that may focus on certain sectors of the economy.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for the Institutional Class is August 19, 2002. In the bar chart and the table, the performance figures for the period before that date are based upon the historical performance of the fund's Class A shares, except that the effect of the Class A shares maximum sales load is not shown because the Institutional Class does not impose a sales load.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1992       19.80
1993        9.22
1994       -0.99
1995       46.86
1996       28.79
1997       31.92
1998       11.96
1999      -13.23
2000       41.32
2001        1.23


For the periods included in the bar chart:
Best Quarter: 22.77%, Q3 2000             Worst Quarter: -12.68%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                        1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    1.23          12.89          16.21
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                          0.71          11.01          14.67
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                 0.74           9.84          13.32
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)               -11.87          10.70          12.94
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

In both the table and the chart, total returns for 1991 through 1995 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

Institutional Class shares do not have a full calendar year of performance and past performance data is not provided.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                      None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                           _____%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses*^a                                                        _____
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          _____
--------------------------------------------------------------------------------


* Estimated since no Institutional Class shares were issued as of fiscal year end.

^a   Includes a fixed rate administrative fee of 0.30%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Institutional Class        $_____         $_____        $_____         $_____
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o As a temporary defensive measure, the fund could shift up to 50% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o The fund may trade securities actively. This could could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

o The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy, as described herein.

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees was 0.70% of the fund's average daily net assets.

Subadvisor for Scudder-Dreman High Return Equity Fund

The subadvisor for the fund is Dreman Value Management, L.L.C, ("DVM") Jersey City, NJ. DVM was founded in 1977 and currently manages over $6 billion in assets, which primarily include institutional accounts and investment companies managed by the advisor.

Subadvisory fees

Under the amended subadvisory agreement, the advisor will pay DVM for its services a subadvisory fee, payable monthly, at the annual rate of 0.240% of the first $250 million of the fund's average daily net assets, 0.230% of the next $750 million, 0.224% of the next $1.5 billion, 0.218% of the next $2.5 billion, 0.208% of the next $2.5 billion, 0.205% of the next $2.5 billion, 0.202% of the next $2.5 billion and 0.198% of the fund's average daily net assets over $12.5 billion. In addition, the advisor has agreed to make a guaranteed minimum payment of $8 million to DVM during each calendar year, until June 30, 2007, that DVM serves as subadvisor and to pay DVM additional fees to the extent that specified targets for the increase of assets under management are not met during specified measurement periods.

The portfolio managers

The following people handle the day-to-day management of the fund in this prospectus.


David N. Dreman                        F. James Hutchinson
Lead Portfolio Manager                   o   Began investment career
  o   Began investment career                in 1986
      in 1957                            o   Joined the Fund in 2001
  o   Joined the Fund in 1988            o   Prior to that, associated
  o   Founder and Chairman,                  with the Bank of New York
      Dreman Value Management,               for over 30 years in both
      L.L.C. since 1977                      the corporate finance and
                                             trust/investment
                                             management areas,
                                             including President of
                                             The Bank of New York (NJ).

Financial Highlights

Since there were no Institutional Class shares issued as of the end of the fund's fiscal year, no data is available.

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

Buying and Selling Institutional Class Shares

Eligibility requirements:

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution.)

o    An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o    A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or Deutsche Investment Management Americas Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.

You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the fund. Your purchase order may not be accepted if the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived on:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or Scudder Funds purchasing shares for the accounts of their investment advisory clients.

o    Defined contribution plans with assets of at least $50 million.

o    Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or Deutsche Investment Management Americas Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below the $250,000 minimum initial investment amount, the fund reserves the right to redeem your shares after giving you 30 days' notice. The fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact Scudder Investments Service Company:

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
By Mail:            Scudder Investments Service Company
                    P.O. Box 219669
                    Kansas City, MO 64121-9669
---------------------------------------------------------------------
By Overnight mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------


Our representatives are available to assist you personally Monday through Friday, 8:30 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account:

---------------------------------------------------------------------
By Mail: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling Scudder Investments Service Company.) Mail the completed application along with a check
                    payable to Scudder-Dreman High Return Equity
                    Fund -- Institutional Class [fund number] to
                    Scudder Investments Service Company. The
                    addresses are shown under "How to contact
                    Scudder Investments Service Company."
---------------------------------------------------------------------
By Wire:            Call Scudder Investments Service Company to set
                    up a wire account.
---------------------------------------------------------------------


Please note that your account cannot become activated until we receive a completed application.

Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to "Scudder-Dreman High Return Equity Fund -- Institutional Class -- [fund number]," to Scudder Investments Service Company. The addresses are shown above under "How to contact Scudder Investments Service Company". Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to Scudder Investments Service Company with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Scudder Investments Service Company at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Scudder Investments Service Company representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder-Dreman High Return Equity Fund--
                    Institutional Class -- [fund number]
---------------------------------------------------------------------

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Scudder Investments Service Company at (800) 621-1048. Inform the Scudder Investments Service Company representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important information about buying and selling shares:

o You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by Scudder Investments Service Company or your service agent, provided that your service agent forwards your order to Scudder Investments Service Company in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by Scudder Investments Service Company.

o You may place orders to buy and sell over the phone by calling your service agent or Scudder Investments Service Company at (800) 621-1048. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

o We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.

o The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

o    We process all sales orders free of charge.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o We reserve the right to close your account on 30 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or Scudder Investments Service Company for more information.

o We remit proceeds from the sale of shares in U.S. dollars. Under certain circumstances, we reserve the right to redeem shares "in kind," which means that the fund may give you a portion of your redemption in portfolio securities.

o    We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Scudder Investments Service Company for more information.

o You may have difficulty contacting Scudder Investments Service Company by telephone during times of market volatility or disruption in telephone service. If you are unable to reach Scudder Investments Service Company by telephone, you should make your request by mail.

o Your purchase order may not be accepted if the sale of fund shares has been suspended or if the fund determined that your purchase would be detrimental to the interests of its shareholders. The fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange requests that the fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background of any other investors or dealers involved.

o We reserve the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the fund from disposing of its portfolio securities or pricing its shares.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in another Scudder fund up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from Scudder Investments Service Company or your service agent.

Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, only if your account has the exchange by phone feature, or by letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.

o You will receive a written confirmation of each transaction from Scudder Investments Service Company or your service agent.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can find the fund's share price in the mutual fund listings of most major newspapers.

How the fund calculates share price

The price at which you buy shares is the net asset value per share, or NAV.

To calculate NAV, use the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares is also the NAV.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from the last quoted market prices.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. The fund automatically reinvests all dividends and distributions in shares of the fund, unless you elect to have your dividends and distributions reinvested in shares of another Scudder fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify Scudder Investments Service Company or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments             SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza       Public Reference Section
Chicago, IL 60606-5808          Washington, D.C. 20549-0102
www.scudder.com                 www.sec.gov
(800) 621-1048                  (202) 942-8090



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

SCUDDER                         SEC File Number:
INVESTMENTS
                                Scudder-Dreman High Return Equity Fund  811-5385

                                                                      SCUDDER
                                                                   INVESTMENTS


                           Value Funds II

                           Institutional Class Shares



       Prospectus

--------------------------------------------------------------------------------
                           August 19, 2002
--------------------------------------------------------------------------------
                         |
                         | Scudder-Dreman Small Cap Value Fund





      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                        How to Invest in the Fund

     4  The Fund's Main Investment            15  Buying and Selling
        Strategy                                  Institutional Class Shares

     5  The Main Risks of Investing           21  Policies You Should Know
        in the Fund                               About

     8  How Much Investors Pay                23  Understanding Distributions
                                                  and Taxes
     9  Other Policies and Risks

    10  Who Manages and Oversees
        the Fund

    13  Financial Highlights

  How the Fund Works

  On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                  |  Institutional Class
                                                  |
                                     fund number  |  000

  Scudder-Dreman Small Cap Value Fund

  formerly Scudder Small Cap Value Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index ("Index") (as of December 31, 2001, the Russell 2000 Index had a median market capitalization of $415.7 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries.

The managers may favor securities from different industries and companies at different times while still maintaining diversification in terms of the industries and companies represented.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends or other matters value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for the Institutional Class is August 19, 2002. In the bar chart and the table, the performance figures for the period before that date are based upon the historical performance of the fund's Class A shares, except that the effect of the Class A shares maximum sales load is not shown because the Institutional Class does not impose a sales load.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder-Dreman Small Cap Value Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                        Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993            2.54
1994            0.15
1995           43.29
1996           29.60
1997           20.02
1998          -12.82
1999            0.65
2000           -2.47
2001           14.32


For the periods included in the bar chart:
Best Quarter: 17.42%, Q2 2001             Worst Quarter: -24.07%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                  14.32          3.26           10.82
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                        14.32          3.08            9.77
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of Fund
  Shares                                8.72          2.59            8.61
--------------------------------------------------------------------------------
Index 1 (reflects no deductions
for fees, expenses or taxes)           14.02         11.21           14.27
--------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)            2.79          7.52           11.46
--------------------------------------------------------------------------------

Index 1: The Russell 2000 Index, which measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.

Index 2: The Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

In both the table and the chart, total returns for 1993 through 1996 would have been lower if operating expenses hadn't been reduced.

*  Since 5/22/1992. Index comparison begins 5/31/1992.

Institutional Class shares do not have a full calendar year of performance and past performance data is not provided.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        ____%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses*^a                                                     ____
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       ____
--------------------------------------------------------------------------------


* Estimated since no Institutional Class shares were issued as of fiscal year end.

^a Includes a fixed rate administrative fee of 0.425%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Institutional Class         $             $              $             $
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

o The fund may trade securities actively. This could could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

o As a temporary defensive measure, the fund could shift up to 50% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Euro conversion

The fund's investment in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees was 0.74% of the fund's average daily net assets.

Subadvisor for Scudder-Dreman Small Cap Value Fund

The subadvisor for the fund is Dreman Value Management, L.L.C, Jersey City, NJ. Dreman Value Management was founded in 1977 and currently manages over $6 billion in assets, which primarily include institutional accounts and investment companies managed by the advisor.

Subadvisory fees

Under the subadvisory agreement, the advisor will pay Dreman Value Management, L.L.C for its services a subadvisory fee, payable monthly, at the annual rate of 0.375% of the first $500 million of the fund's average daily net assets and 0.340% of any amount over $500 million of the fund's average daily net assets.

The portfolio managers

The following people handle the day-to-day management of the fund.

David N. Dreman                          Nelson Woodard
Co-Lead Portfolio Manager                Co-Lead Portfolio Manager
  o   Began investment career in 1957      o   Began investment career in 1985
  o   Joined the fund team in 2002         o   Joined the fund team in 2002
  o   Founder and Chairman, Dreman         o   Portfolio manager since 1997
      Value Management, L.L.C.
      since 1977

Financial Highlights

Since there were no Institutional Class shares issued as of the end of the fund's fiscal year, no data is available.

  How to Invest in the Fund

  The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

Buying and Selling Institutional Class Shares

Eligibility requirements:

You may buy Institutional Shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution.)

o        An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o        A client of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or Deutsche Investment Management Americas Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.

You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the fund. Your purchase order may not be accepted if the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

Investment minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived on:

o Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or Scudder Funds purchasing shares for the accounts of their investment advisory clients.

o        Defined contribution plans with assets of at least $50 million.

o        Clients of the private banking division of Deutsche Bank AG.

o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or Deutsche Investment Management Americas Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below the $250,000 minimum initial investment amount, the fund reserves the right to redeem your shares after giving you 30 days' notice. The fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact Scudder Investments Service Company:

---------------------------------------------------------------------
By Phone:           (800) 621-1048
---------------------------------------------------------------------
By Mail:            Scudder Investments Service Company
                    P.O. Box 219669
                    Kansas City, MO 64121-9669
---------------------------------------------------------------------
By Overnight mail:  Scudder Investments Service Company
                    811 Main Street
                    Kansas City, MO 64105-2005
---------------------------------------------------------------------

Our representatives are available to assist you personally Monday through Friday, 8:30 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach ScudderACCESS, the Scudder automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account:

---------------------------------------------------------------------
By Mail: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling Scudder Investments Service Company.) Mail the completed application along with a check
                    payable to Scudder-Dreman Small Cap Value Fund
                    -- Institutional Class [fund number] to Scudder Investments Service Company. The addresses are shown under "How to contact Scudder Investments Service Company."
---------------------------------------------------------------------
By Wire:            Call Scudder Investments Service Company to set
                    up a wire account.
---------------------------------------------------------------------

Please note that your account cannot become activated until we receive a completed application.

Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to "Scudder-Dreman Small Cap Value Fund -- Institutional Class -- [fund number]," to Scudder Investments Service Company. The addresses are shown above under "How to contact Scudder Investments Service Company". Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "Scudder Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to Scudder Investments Service Company with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Scudder fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call Scudder Investments Service Company at (800) 621-1048 to notify us in advance of a wire transfer purchase. Inform the Scudder Investments Service Company representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

---------------------------------------------------------------------
Routing No:         021001033
---------------------------------------------------------------------
Attn:               Scudder Funds
---------------------------------------------------------------------
DDA No:             00-226-296
---------------------------------------------------------------------
FBO:                (Account name)
                    (Account number)
---------------------------------------------------------------------
Credit:             Scudder-Dreman Small Cap Value Fund --
                    Institutional Class -- [fund number]
---------------------------------------------------------------------

Refer to your account statement for the account name and number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or Scudder Investments Service Company at (800) 621-1048. Inform the Scudder Investments Service Company representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important information about buying and selling shares:

o You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by Scudder Investments Service Company or your service agent, provided that your service agent forwards your order to Scudder Investments Service Company in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by Scudder Investments Service Company.

o You may place orders to buy and sell over the phone by calling your service agent or Scudder Investments Service Company at (800) 621-1048. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

o We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.

o The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

o        We process all sales orders free of charge.

o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o We reserve the right to close your account on 30 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or Scudder Investments Service Company for more information.

o We remit proceeds from the sale of shares in U.S. dollars. Under certain circumstances, we reserve the right to redeem shares "in kind," which means that the fund may give you a portion of your redemption in portfolio securities.

o        We do not issue share certificates.

o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or Scudder Investments Service Company for more information.

o You may have difficulty contacting Scudder Investments Service Company by telephone during times of market volatility or disruption in telephone service. If you are unable to reach Scudder Investments Service Company by telephone, you should make your request by mail.

o Your purchase order may not be accepted if the sale of fund shares has been suspended or if the fund determined that your purchase would be detrimental to the interests of its shareholders. The fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange requests that the fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background of any other investors or dealers involved.

o We reserve the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. We reserve the right to suspend or postpone redemptions during periods when: 1) both the New York Stock Exchange and the fund's custodian are closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the fund from disposing of its portfolio securities or pricing its shares.

o Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.

Exchange Privilege. You can exchange all or part of your shares for shares in another Scudder fund up to four times in a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from Scudder Investments Service Company or your service agent.

Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone, only if your account has the exchange by phone feature, or by letter or wire.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment amount for the class of shares being purchased.

o You will receive a written confirmation of each transaction from Scudder Investments Service Company or your service agent.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Institutional Class. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can find the fund's share price in the mutual fund listings of most major newspapers.

How the fund calculates share price

The price at which you buy shares is the net asset value per share, or NAV.

To calculate NAV, use the following equation:

  TOTAL ASSETS - TOTAL LIABILITIES
-------------------------------------  =  NAV
 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from the last quoted market prices.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. The fund automatically reinvests all dividends and distributions in shares of the fund, unless you elect to have your dividends and distributions reinvested in shares of another Scudder fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify Scudder Investments Service Company or your service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------------
o taxable income dividends you receive from the fund
---------------------------------------------------------------------
o short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------------
o long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------


Scudder Investments                   SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza             Public Reference Section
Chicago, IL 60606-5808                Washington, D.C. 20549-0102
www.scudder.com                       www.sec.gov
(800) 621-1048                        (202) 942-8090










Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

                                SEC File Number:
SCUDDER
INVESTMENTS                     Scudder-Dreman Small Cap Value Fund   811-5385

                       STATEMENT OF ADDITIONAL INFORMATION


                           Scudder Value Series, Inc.
                             Scudder Contrarian Fund

                     (Class A, Class B, Class C and Class I
              Shares) April 1, 2002, as revised April 19, 2002, as
                         further revised August 19, 2002

                     Scudder-Dreman High Return Equity Fund
       (Class A, Class B, Class C, Class I and Institutional Class Shares)
              April 1, 2002, as revised April 19, 2002, as further
                            revised August 19, 2002


                       Scudder-Dreman Small Cap Value Fund
       (Class A, Class B, Class C, Class I and Institutional Class Shares)
              April 1, 2002, as revised April 19, 2002, as further
                            revised August 19, 2002



                               Value Equity Trust
                        Scudder Large Company Value Fund

                 (Class A, Class B, Class C and Class I Shares)
         December 1, 2001, as revised April 1, 2002, as further revised
                       April 19, 2002 and August 19, 2002



This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund (Class A, B, C and I shares), dated April 1, 2002, the combined prospectus for Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund (Institutional Class shares) dated August 19, 2002 and the prospectus for Scudder Large Company Value Fund (Class A, B, C and I shares), dated December 1, 2001 (each a "Fund," and collectively, the "Funds") as amended from time to time. The Prospectuses may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and are available along with other related materials on the Securities and Exchange Commission's internet web site (http://www.sec.gov).


The Annual Report to Shareholders dated July 31, 2001 for Scudder Large Company Value Fund and November 30, 2001 for Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund, accompany this Statement of Additional Information. Each is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the relevant prospectuses for the Funds.

                                TABLE OF CONTENTS

                                                                          Page

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT POLICIES AND TECHNIQUES...........................................2


MANAGEMENT OF THE FUNDS.....................................................23
         Investment Advisor.................................................23
         Brokerage Commissions..............................................33
         Administrative Agreement...........................................36
         Underwriter........................................................37

FUND SERVICE PROVIDERS......................................................43
         Custodian, Transfer Agent and Shareholder Service Agent............43
         Auditors...........................................................43
         Legal Counsel......................................................44
         Fund Accounting Agent..............................................44

PERFORMANCE.................................................................44

PURCHASE AND REDEMPTION OF SHARES...........................................50

DIVIDENDS, CAPITAL GAINS AND TAXES..........................................64

NET ASSET VALUE.............................................................70

OFFICERS AND DIRECTORS/TRUSTEES.............................................71

FUND ORGANIZATION AND SHAREHOLDER RIGHTS....................................98

ADDITIONAL INFORMATION.....................................................101

FINANCIAL STATEMENTS.......................................................103

APPENDIX...................................................................104

G:\SHAREDAT\SEC_REG\WIP2002\SVL\Pea 30 - dhr scf instit shares\sai-svl.doc
                                       40
G:\SHAREDAT\SEC_REG\WIP2002\SVL\Pea 30 - dhr scf instit shares\sai-svl.doc


                             INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a "majority of the outstanding voting securities of a Fund" which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company.

Each Fund may not, as a fundamental policy:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. Value Equity Trust (the "Trust") and Scudder Value Series, Inc. (the "Corporation") have adopted non-fundamental policies and restrictions. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors/Trustees without requiring approval of the shareholders.

As a matter of nonfundamental policy, each Fund currently does not intend to:

(1) borrow money in an amount greater than 10% (5% for Scudder Large Company Value Fund) of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
         (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;


(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts do not exceed 5% of the fair market value of the Fund's total assets; provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants, if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7) lend portfolio securities in an amount greater than 5% of its total assets; or


(8) invest more than 15% of net assets in illiquid securities (except Scudder Large Company Value Fund).



                       INVESTMENT POLICIES AND TECHNIQUES


Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund, each a diversified series of Scudder Value Series, Inc. and Scudder Large Company Value Fund, a diversified series of Value Equity Trust (a "Trust"), is each an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Contrarian Fund offers the following classes of shares: Class A, Class B, Class C and Class I shares. Scudder-Dreman High Return Equity Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Institutional Class shares. Scudder Large Company Value Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B, Class C and Class I shares. Scudder-Dreman Small Cap Value Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class S and Institutional Class shares. Only Classes A, B, C, I and Institutional Class (to the extent offered by a Fund) shares of each Fund are offered herein.


General Investment Objective and Policies


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. (the "Advisor").


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on a Fund's performance.

Scudder Contrarian Fund

Scudder Contrarian Fund's ("Contrarian Fund") primary investment objective is to seek long-term capital appreciation with current income as a secondary objective. The Fund primarily invests its total assets in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of portfolio management, have intrinsic value.

Contrarian Fund normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2001, the Russell 1000 Value Index had a median market capitalization of $3,584.31 million) and that the portfolio managers believe are undervalued.

Contrarian Fund will invest principally in a diversified portfolio of equity securities of companies that the Advisor believes to be undervalued. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

Contrarian Fund may, from time to time, invest in stocks that pay no dividends. It is anticipated that most stocks purchased will be listed on the New York Stock Exchange, but the Fund may also purchase securities listed on other securities exchanges and in the over-the-counter market. The Fund may invest in preferred stocks, convertible securities and warrants, enter into repurchase agreements and reverse repurchase agreements, and may engage in Strategic Transactions (defined below). The Fund may also invest up to 20% of assets in foreign securities, including emerging markets. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

Scudder-Dreman High Return Equity Fund

Scudder-Dreman High Return Equity Fund's ("High Return Equity Fund") investment objective is to achieve a high rate of total return. The Fund will invest primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of portfolio management, have intrinsic value. The Fund generally will invest in common stocks that pay relatively high dividends, i.e., comparable to the dividend yield of Standard & Poor's 500 Composite Stock Index ("S&P 500 Index) (as of 12/31/01, the S&P 500 Index had a median market capitalization of $8,322.53 million).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The Fund focuses on stocks of large U.S. companies that are similar in size to the companies of the S&P 500 Index. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities and equity equivalents. The Fund will invest principally in a diversified portfolio of equity securities of companies that the portfolio managers believe to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

While most investments will be in dividend paying stocks, the Fund may also acquire stocks that do not pay dividends in anticipation of market appreciation, or future dividends, and when the portfolio managers believe that it would be advantageous to write options on such stocks. The Fund will be managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which, in the Advisor's judgment, are elements of "total return." The Fund may enter into repurchase agreements and reverse repurchase agreements, and engage in Strategic Transactions. The Fund may also invest up to 20% of assets in foreign securities, including emerging markets. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

The Fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

Scudder Large Company Value Fund

Scudder Large Company Value Fund ("Large Company Value Fund") seeks maximum long-term capital appreciation through a value-oriented investment approach. The Fund seeks to achieve its objective by investing: (i) in marketable securities, principally common stocks and (ii) up to 20% of its assets in debt securities where capital appreciation from debt securities is expected to exceed the capital appreciation available from common stocks. The Fund may also invest in preferred stocks consistent with its objective. Additionally, the Fund may invest in debt securities, repurchase agreements and reverse repurchase agreements, convertible securities, rights, warrants, illiquid securities, investment company securities, and may engage in strategic transactions and derivatives.

Large Company Value Fund uses a value-based investment approach to pursue a range of investment opportunities, principally among larger, established U.S. companies. Given this approach, the Fund may be appropriate as a core investment holding for retirement or other long-term goals.

In seeking capital appreciation, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise.

Market misconceptions, temporary bad news, and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. Accordingly, the prices of such securities can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. These "undervalued" securities can provide the opportunity for above-average market performance.

Investments in common stocks have a wide range of characteristics, and the management of the Fund believes that opportunity for long-term capital appreciation may be found in all sectors of the market for publicly traded equity securities. Thus the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares, that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to, but less than, 25% of its total assets (taken at market value) in any one industry. The use of this tactic is, in the opinion of management, consistent with the Fund's flexible approach of seeking to maximize long-term growth of capital.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index (as of 12/31/01, the Russell 1000 Value Index had a median market capitalization of $3,584.31 million.) The Fund's investment flexibility enables it to pursue investment value in all sectors of the stock market, including:

o companies that generate or apply new technologies, new and improved distribution techniques or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

o companies that own or develop natural resources, such as energy exploration companies;

o        companies  that  may  benefit  from  changing   consumer   demands  and
         lifestyles,    such   as   financial    service    organizations    and
         telecommunications companies;

o foreign companies, including those in countries with more rapid economic growth than the U.S; and

o companies whose earnings are temporarily depressed and are currently out of favor with most investors.

The  Funds  may  purchase,  for  capital  appreciation,   investment-grade  debt
securities including zero coupon bonds. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, of equivalent quality as determined by the Fund's investment advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

Large Company Value Fund may invest up to 20% of its net assets in purchase debt securities which are rated below investment-grade, commonly referred to as "junk bonds," (that is, rated below Baa by Moody's or below BBB by S&P), and unrated securities of comparable quality in the Advisor's judgment, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities which are rated as low as C by Moody's or D by S&P. Securities rated B or lower involve a high degree of speculation with respect to the payment of principal and interest and those securities rated C or D may be in default with respect to payment of principal or interest. (See "High Yield, High Risk Securities.")

Large Company  Value Fund is limited to 5% of its net assets for initial  margin
and  premium  amounts  on  futures  positions  considered   speculative  by  the
Commodities Futures Trading Commission.

Large Company Value Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The Fund may also engage in reverse repurchase agreements.

Changes  in  portfolio   securities   are  made  on  the  basis  of   investment
considerations, and it is against the policy of management to make changes for trading purposes.

Scudder-Dreman Small Cap Value Fund

Scudder-Dreman Small Cap Value Fund's ("Small Cap Value Fund") investment objective is to seek long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies which the Fund defines as companies that are similar in market value to those in the Russell 2000 Index. As of December 31, 2001, the Russell 2000 Value Index had a median market capitalization of $415.7 million.

The Fund will invest primarily in common stocks of companies with a record of earnings, low price-earnings ratios, reasonable returns on equity and sound finances which, in the opinion of the portfolio managers, have intrinsic value. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund will invest principally in a diversified portfolio of equity securities of companies that the portfolio managers believe to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

The Fund may invest in preferred stocks, convertible securities and warrants, enter into repurchase agreements and reverse repurchase agreements, and engage in strategic transactions. The Fund may also invest up to 20% of assets in foreign securities, including emerging markets. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

Temporary Defensive Policies

During  temporary   defensive  periods  when  the  portfolio  managers  deem  it appropriate each Fund may do the following:

o        Contrarian  Fund,  High  Return  Equity  Fund and Small Cap Value Fund:
         invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.

o Large Company Value Fund: invest up to 100% of its assets in debt securities, short-term indebtedness, cash and cash equivalents.

Because these defensive policies differ from the Funds' investment objectives, a Fund may not achieve its goal during a defensive period.

IPO Risk. The Funds may invest in securities issued through an initial public offering (IPO) which can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Directors'/Trustees' Powers to Change Objectives and Policies

The objectives and policies of each Fund may be changed, unless expressly stated to the contrary, by the Directors/Trustees without a vote of a Fund's shareholders. The Board of the applicable Fund will provide shareholders with at least 60 days' notice prior to making a change to such Fund's 80% investment policy as described in the prospectus for that Fund.

Master/feeder Fund Structure

The Board of Directors/Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Specialized Investment Techniques of the Funds

Value Investment Approach. Large Company Value is actively managed using a disciplined, value-oriented investment management approach. The Advisor uses a proprietary, computerized model to identify for investment purposes public U.S. companies selling at prices that, in the opinion of the Advisor, do not reflect adequately their long-term business potential. Companies purchased for the Fund typically have attractive valuations relative to the Russell 1000 Index -- a widely used benchmark of large cap stock performance.

The Fund's holdings are often out of favor or simply overlooked by investors. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential.

Borrowing. Each Fund will borrow only when the Advisor believes that borrowing will benefit a Fund, after taking into account considerations such as the costs of the borrowing. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. The Funds may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Each Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"), as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board of the Corporation has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Funds may be deemed to be an "underwriter" for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, the Funds may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Funds may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC") which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, a Fund intends to comply with its non-fundamental policy regarding borrowing.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Zurich Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. Each Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, each Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Portfolio Turnover. The Funds may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. If such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve a Fund's overall investment return, consistent with its objectives.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (for purposes of this section, "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell

D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will  usually  enter  into swaps on a net basis,  i.e.,  the two  payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


                             MANAGEMENT OF THE FUNDS

Investment Advisor




Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees/Directors of the Funds, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 it introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder was acquired by Deutsche Bank AG.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to over 280 open and closed-end mutual funds.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as directors/trustees or officers of the Fund if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

In addition, in certain cases, the investments for a Fund are managed by the same individuals (the "Hedge Fund Portfolio Managers") who manage one or more unregistered pooled investment vehicles ("hedge funds") advised by the Advisor. Conflicts can arise when a hedge fund effects a short sale of securities, if such securities are held long by a Fund. When Fund long positions are sold after the hedge fund sells the same security short, the trade could adversely affect the long positions held by the Fund. The Advisor has implemented written policies and procedures designed to reduce a Fund's risk related to these transactions, including a general policy that hedge fund and non-hedge fund accounts be treated fairly.

To effectuate this policy, the Advisor has adopted certain procedures that apply to "Tactical Transactions," i.e., hedge fund transactions involving the short sales of securities that are held as long investments in a non-hedge fund account or mutual fund managed by a Hedge Fund Portfolio Manager. These transactions are subject to documentation and post transaction review. Tactical Transactions that conform to these procedures are considered Pre-Approved Tactical Transactions. Any other Tactical Transaction requires written pre-approval by certain company officials.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The current investment management agreement dated April 5, 2002 for Large Company Value Fund was last approved by its Trustees on February 4, 2002.

The current investment management agreements dated April 5, 2002 for Contrarian Fund, High Return Equity Fund and Small Cap Value Fund, were last approved by the Directors of each Fund on February 4, 2002.


The investment management agreements for each Fund will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors/Trustees who are not parties to such Agreement or interested persons of the Advisor or the applicable Corporation/Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the applicable
Corporation's/Trust's Directors/Trustees or of a majority of the outstanding voting securities of the applicable Fund. The investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under each investment management agreement, the Advisor regularly provides the applicable Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and which portion of the applicable Fund's assets shall be held uninvested, subject to the applicable Corporation's/Trust's Articles of Incorporation/ Declaration of
Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to a Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors/Trustees of the Articles of Incorporation/Declaration of Trust may from time to time establish. The Advisor also advises and assists the officers of each Trust/Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors/Trustees and the appropriate committees of the Directors/Trustees regarding the conduct of the business of a Fund.

Under each investment management agreement, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the applicable Directors/Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring a Fund's operating budget; processing the payment of a Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the applicable Directors/Trustees.

The Advisor pays the compensation and expenses of all Directors/Trustees, officers and executive employees of a Fund affiliated with the Advisor and makes available, without expense to the Corporation/Trust, the services of such Directors/Trustees, officers and employees of the Advisor as may duly be elected officers or Directors/Trustees of the Corporation/Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors/Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Unless otherwise agreed to, each Fund is also responsible for its expenses from shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors/Trustees of the applicable Fund with respect thereto.

Contrarian Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.75% of 1% on the first $250 million of average daily net assets, 0.720% of 1% on the next $750 million, 0.700% of 1% on the next $1.5 billion, 0.680% of 1% on the next $2.5 billion, 0.650% of 1% on the next $2.5 billion, 0.640% of 1% on the next $2.5 billion, 0.630% of 1% on the next $2.5 billion, and 0.620% of 1% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended November 30, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $2,257,000. For the fiscal year ended November 30, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,593,388. For the fiscal year ended November 30, 2001, the Fund incurred aggregate fees pursuant to its effective investment advisory agreement of $1,583,336.

High Return Equity Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.75% of 1% on the first $250 million of average daily net assets, 0.720% of 1% on the next $750 million, 0.700% of 1% on the next $1.5 billion, 0.680% of 1% on the next $2.5 billion, 0.650% of 1% on the next $2.5 billion, 0.640% of 1% on the next $2.5 billion, 0.630% of 1% on the next $2.5 billion, and 0.620% of 1% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended November 30, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $36,773,000. For the fiscal year ended November 30, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $21,772,757. For the fiscal year ended November 30, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $27,305,276.

Dreman Value Management, L.L.C. ("DVM"), Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is the sub-advisor for the Fund. DVM is controlled by David N. Dreman. DVM serves as sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Advisor. DVM was formed in April 1977 and has served as sub-advisor for Scudder-Dreman High Return Equity Fund's portfolio since 1988 and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor currently pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.240% of 1% of the first $250 million of a Fund's average daily net assets, 0.230% of 1% of the next $750 million, 0.224% of 1% of the next $1.5 billion, 0.218% of 1% of the next $2.5 billion, 0.208% of 1% of the next $2.5 billion, 0.205% of 1% of the next 2.5 billion, 0.202% of 1% of the next $2.5 billion and 0.198% of the Fund's average daily net assets over $12.5 billion. In addition, for Scudder-Dreman High Return Equity Fund, the Advisor has guaranteed to pay a minimum of $8 million to DVM during each calendar year, until June 30, 2007, that DVM serves as sub-advisor. In addition, the Advisor has agreed to pay DVM additional fees to the extent that specified targets for the increase of assets under management, through additional net sales of shares of High Return Equity Fund and SVS Dreman High Return Equity Portfolio (the "Portfolio"), a series of Scudder Variable Series II, are not met during specified measurement periods beginning on the date of the High Return Equity sub-advisory agreement and ending up to two and one-half years after the effective date of the agreement. The amount of any such additional fees to be paid by the Advisor under this sub-advisory agreement with respect to such shortfall will be calculated pursuant to a formula based on the portion of the shortfall attributable to High Return Equity Fund (based on the relative net assets of the Fund and the Portfolio) and the fee schedule applicable to the Fund.

For the fiscal year ended November 30, 1999, the Fund incurred aggregate fees pursuant to its then effective sub-advisory agreement of $11,663,393.35. For the fiscal year ended November 30, 2000, the Fund incurred aggregate fees pursuant to its then effective sub-advisory agreement of $8,000,000. For the fiscal year ended November 30, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $7,986,014.60. These fees were paid by the Advisor.

The Sub-Advisory Agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from will misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement for Scudder-Dreman High Return Equity Fund remains in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, or (b) by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. Effective February 4, 2004, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.

Large Company Value Fund

Under its investment management agreement, prior to February 6, 2001, the Fund paid the Advisor a fee equal to 0.600% of 1% on the first $1.5 billion of average daily net assets; 0.575% of 1% on the next $500 million of such assets; and 0.550% of 1% on net assets in excess of $2 billion, payable monthly, provided the Fund made such interim payments as were requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. After February 6, 2001, the Fund pays the Advisor a fee equal to an annual rate of 0.600% of 1% on the first $1.5 billion of average daily net assets, 0.575% of 1% on the next $500 million of such assets, 0.550 of 1% on the next $1.0 billion of such assets, 0.525% of 1% on the next $1.0 billion of such assets, 0.500% of 1% on the next $1.0 billion of such assets, and 0.475% of 1% of such net assets in excess of $5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended September 30, 1998, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $14,290,878. For the ten months ended July 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $12,261,953. For the fiscal year ended July 31, 2000, fees were $13,995,880. For the fiscal year ended July 31, 2001, the Fund paid $13,837,068 in fees, which was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

Small Cap Value Fund

Under its investment management agreement, the Fund pays the Advisor a fee equal to 0.75% of 1% on the first $250 million of average daily net assets, 0.720% of 1% on the next $750 million, 0.700% of 1% on the next $1.5 billion, 0.680% of 1% on the next $2.5 billion, 0.650% of 1% on the next $2.5 billion, 0.640% of 1% on the next $2.5 billion, 0.630% of 1% on the next $2.5 billion, and 0.620% of 1% of such net assets in excess of $12.5 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the fiscal year ended November 30, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement for $5,893,000. For the fiscal year ended November 30, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $3,328,606. For the fiscal year ended November 30, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $2,752,778.

Effective January 18, 2002, Dreman Value Management, L.L.C. ("DVM"), Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is the sub-advisor for the Fund. DVM is controlled by David N. Dreman. DVM serves as sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Advisor. DVM was formed in April 1997 and has served as sub-advisor for Small Cap Value Fund since January, 2002.

Under the terms of the Sub-Advisory Agreement, DVM manages the investment and reinvestment of the portfolio of Small Cap Value Fund and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Under the Sub-Advisory Agreement with Small Cap Value Fund, the Advisor will pay DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.375% of 1% of the first $500 million of the Fund's average daily net assets and 0.340% of 1% of any amount over $500 million of the Fund's average daily net assets.

The Sub-Advisory Agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement for the Small Cap Value Fund remains in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through June 30, 2007 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, or (b) by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement with the Advisor. DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.

In reviewing the terms of the each investment management agreement and in discussions with the Advisor concerning such agreements, the Directors/Trustees of the Corporation/Trust who are not "interested persons" of the Advisor are represented by independent counsel at the applicable Fund's expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors/Trustees of a Corporation/Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.


Board's Approval of New Investment Management Agreements. The Board approved a new investment management agreement with the Advisor for each Fund at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on March 28, 2002. The new investment management agreements took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG ("Deutsche Bank") acquired 100% of the outstanding voting securities of the Advisor.

The terms of each new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that the new management agreement permits the Advisor to appoint certain of its affiliates as sub-advisers to perform certain of its duties.

In considering whether to approve the new investment management agreement for each Fund, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Independent Directors met numerous times separately. Throughout the process, the Independent Directors had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Independent Directors engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreement, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor's affiliated entities and the Funds. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Independent Directors met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. The Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates. The Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration.

Board's Approval of New Sub-Advisory Agreement for High Return Equity Fund. To provide the continued services of David N. Dreman, who controls DVM and is the portfolio manager of the High Return Equity Fund, the Advisor and DVM entered into an agreement (the "Relationship Agreement") pursuant to which DVM was proposed to continue as sub-adviser to the High Return Equity Fund under the new High Return Equity Fund sub-advisory agreement.

The Relationship Agreement provides that in the event that Mr. Dreman ceases to dedicate the requisite attention and energy to actively managing the High Return Equity Fund or ceases to act as lead portfolio manager, DVM will promptly replace him with another portfolio manager with at least five years of relevant experience. In the event that Mr. Dreman ceases to control DVM, any replacement portfolio manager would be required to have at least five years of relevant experience and would be required to meet certain performance standards. Also under the Relationship Agreement, the Advisor will pay a monthly marketing fee to DVM under the new High Return Equity Fund sub-advisory agreement. In turn, DVM has agreed to provide a full-time employee to act as its full-time marketing liaison with the Advisor. The Relationship Agreement also provides that until the earlier of DVM ceasing to act as sub-adviser for the Scudder High Return Equity Fund, or June 30, 2002, neither DVM nor Mr. Dreman shall serve as investment adviser, sub-adviser or sponsor for any investment company in the Morningstar Large Cap Value Category that is registered with the SEC pursuant to the 1940 Act, nor shall Mr. Dreman or DVM be an "affiliated person" serving any such investment company, except for investment companies sponsored by the Advisor for which DVM serves as sub-adviser. In addition, from July 1, 2002 until the earlier of DVM's ceasing to act as sub-adviser for the High Return Equity Fund or February 29, 2004, neither DVM nor Mr. Dreman shall serve as investment adviser, sub-adviser or sponsor of any such investment company sponsored by, nor be or become an "affiliated person" of, certain specified competitors of the Advisor or their affiliates.

On September 26, 2001, the Board, including the Independent Directors, voted unanimously to approve the new High Return Equity Fund sub-advisory agreement and to recommend its approval to the shareholders of the High Return Equity Fund. After the September meeting, the Advisor requested that the Board defer the timing of the shareholders' meeting in connection with the transaction with Deutsche Bank. On February 4, 2002, the Board, including the Independent Directors, voted unanimously to re-approve the new High Return Equity Fund sub-advisory agreement and to recommend its approval to the shareholders of the High Return Equity Fund.

In determining whether to approve and re-approve the new High Return Equity Fund sub-advisory agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by the Advisor and DVM. In particular, the Board considered the investment performance of the High Return Equity Fund relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the High Return Equity Fund. The Board also considered the following factors: the financial strength and resources of DVM and the Advisor; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by the Advisor; and the nature and quality of services provided by DVM and the role of Mr. Dreman in the provision of those services.

The Board also reviewed the terms of the new High Return Equity Fund sub-advisory agreement and its possible effects on the Advisor, DVM, the High Return Equity Fund and the High Return Equity Fund's shareholders. The Board also considered that the investment management fees paid by the High Return Equity Fund would not increase as a result of the new High Return Equity Fund sub-advisory agreement.

Board Considerations in Connection with Annual Renewal of Former Investment Management Agreements. As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Independent Directors, separately, and the Fund's Oversight Committees met on several occasions to consider the renewal of each Fund's former investment management agreement. The Oversight Committees initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2001, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with their meetings, the Oversight Committees and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor under the former investment management agreements; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; and
(vi) the potential benefits to the Advisor, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.


Investment Performance. The Board reviewed each Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance rank in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered each Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Funds, including a review of the Advisor's methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Funds have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of each Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's and Subadvisor's staff, their use of technology and approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates and Subadvisor, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Former Sub-Advisory Agreement for Small Cap Value Fund. As part of the annual contract review process, commencing in July, 2001, the Board, as a whole, the Independent Directors, separately, and the Fund's Oversight Committees met to consider the renewal of the former sub-advisory agreement with respect to Small Cap Value Fund. In determining whether to approve the sub-advisory agreement, the
Independent Directors and the Board considered various factors and reviewed various materials furnished by the Advisor and the sub-advisers, including (i) the investment performance of the Funds relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the sub-advisers, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Funds. The Independent Directors and Board also considered the following factors: the favorable history, reputation, qualifications and background of the sub-advisers, as well as the qualifications of their personnel; and the nature and quality of services provided by the sub-advisers to the Funds. The Board also considered that the Advisor is responsible for any payment of fees to the sub-advisers.


AMA InvestmentLink(SM) Program --Large Company Value Fund

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor, the Subadvisor and the principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of each Corporation/Trust and employees of the Advisor and Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and Subadvisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's and Subadvisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Brokerage Commissions

Allocation of brokerage may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Trustees of Large Company Value Fund review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable and for the most recent fiscal year, the amount of brokerage transactions aggregated and percentage thereof that was allocated to firms based upon research information provided.


                                                                         Amount of        Amount of       Amount of
                              Amount of Brokerage     Allocated to      Brokerage        Brokerage       Brokerage
                                 Transactions        firms based on     Commissions      Commissions     Commissions
                             Aggregated in Fiscal     Research in         Paid in          Paid in         Paid in
Fund                                 2001             Fiscal 2001       Fiscal 2001      Fiscal 2000     Fiscal 1999
----                                 ----             -----------       -----------      -----------     -----------

Contrarian Fund                    274,557,926.56            63.96%      $365,738.75         $370,846        $630,729

High Return Equity Fund         $2,073,466,833.44            87.92%    $3,673,939.85       $2,160,940      $5,168,172

Small Cap Value Fund              $338,893,609.20            62.42%      $503,908.69         $408,593      $1,309,151

Large Company Value Fund        $4,935,918,199.67            32.61%       $4,351,638       $2,586,082     $1,722,405*

*        Ten months in fiscal year 1999

Brokerage -- Dreman Value Management, L.L.C.

Under the sub-advisory agreement between the Advisor and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the High Return Equity Fund and Small Cap Value Fund's securities. At times, investment decisions may be made to purchase or sell the same investment securities of the Funds and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Funds will be able to write on a particular security.

The above-mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Funds. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for the Fund in some cases.

DVM, in effecting purchases and sales of securities for the account of each Fund, will implement the Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. When it can be done consistently with the policy of obtaining the most favorable net results, DVM may place orders with firms that provide market, statistical and other research information to the Funds or DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. The sub-advisory fee paid by the Advisor to DVM is not reduced because these research services are received.

Portfolio Turnover

Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

Contrarian Fund: For the fiscal years ended November 30, 2000 and November 30, 2001, portfolio turnover rates were 46% and 76%, respectively.

High Return Equity Fund: For the fiscal years ended November 30, 2000 and November 30, 2001, portfolio turnover rates were 12% and 29%, respectively.

Large Company Value Fund: For the fiscal years ended July 31, 2000 and July 31, 2001, portfolio turnover rates were 46.0% and 80%, respectively.

Small Cap Value Fund: For the fiscal years ended November 30, 2000 and November 30, 2001, portfolio turnover rates were 19% and 73%, respectively.

Administrative Agreement


Effective May 29, 2001, as amended _______, 2002, the Funds entered into administrative services agreements ("Administrative Agreements") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an annual administrative services fee (the "Administrative Fee") of 0.325% for Class A (0.350% for High Return Equity Fund, 0.475% for Small Cap Value Fund), 0.375% for Class B (0.400% for High Return Equity Fund, 0.525% for Small Cap Value Fund) and 0.350% for Class C (0.375% for High Return Equity Fund, 0.500% for Small Cap Value Fund), 0.100% for Class I and 0.300% for Institutional Class (High Return Equity Fund) and 0.425% for Institutional Class (Small Cap Value Fund) of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, each Fund will not benefit from economies of scale derived from increases in assets.


In accordance with the new Administrative Agreements, for the period May 29, 2001 (commencement of Administrative Agreements) through November 30, 2001, the administrative expense charged to each Fund was as follows:

                                                                         Unpaid at   Unpaid at   Unpaid at    Unpaid at
                                                                          11/30/01    11/30/01    11/31/01    11/30/01
       Fund            Class A       Class B      Class C     Class I     Class A     Class B     Class C      Class I
       ----            -------       -------      -------     -------     -------     -------     -------      -------

Contrarian Fund       $213,487         $131,176     $25,234        $827     $36,040     $21,572      $4,297         $160

High Return          $3,549,060      $3,254,854    $709,538     $16,262    $619,872    $556,699    $127,094       $2,723
Equity Fund           (after an
                       expense
                      waiver of
                      $72,437)


Small Cap Value       $444,937         $437,962     $82,113      $2,641     $74,493     $72,473     $13,689         $431
Fund


In accordance with the new Administrative Agreement, for the period October 2, 2000 (commencement of Administrative Agreement) through July 31, 2001, the Administrative expense charged to the Fund was as follows:

                                                                        Unpaid at   Unpaid at    Unpaid at    Unpaid at
                    Fiscal                                              7/31/01      7/31/01      7/31/01      7/31/01
Fund                 Year     Class A    Class B    Class C   Class I    Class A     Class B      Class C      Class I
----                 ----     -------    -------    -------   -------    -------     -------      -------      -------

Large Company        2001     $32,558    $14,223    $4,239     $3,217    $27,131     $11,744      $3,504        $359
Value Fund

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Funds pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

Each Administrative Agreement has an initial term ending September 30, 2003, subject to earlier termination by each Fund's Board. The Administrative Agreements shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Directors/Trustees, including the independent directors/trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the independent directors/trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Underwriter


Pursuant to separate Underwriting and Distribution Services Agreements ("Distribution Agreements"), and a separate Shareholder Services Agreement ("Services Agreement") Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Each Fund's Class A, B C and I shares and Institutional Class shares of each of High Return Equity Fund and Small Cap Value Fund and acts as agent of each Fund in the continuous offering of its shares. SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Advisor pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

The Distribution Agreement for Large Company Value Fund, dated April 5, 2002 was last approved by the Trustees on February 4, 2002 and the Distribution Agreement for Contrarian Fund, High Return Equity Fund and Small Cap Value Fund dated April 5, 2002 was last approved by the Directors on February 4, 2002 and each Distribution Agreement will remain in effect until September 30, 2002, and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of a Fund, including the Trustees/Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The Distribution Agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a series by series and class by class basis.


Information and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under the Services Agreement with SDI. Each Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board for the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board including the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement or a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Class A Shares. SDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the Distribution Agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted. Each Fund pays SDI a services fee pursuant to a Rule 12b-1 Plan, computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement.

                                                Commissions Retained        Commissions
                                   Fiscal               by               Underwriter Paid to     Commissions Paid to
Fund                                Year           Underwriter               All Firms            Affiliated Firms
----                                ----           -----------               ---------            ----------------

Contrarian Fund                      2001              $17,616                 $30,916                      $0
                                     2000              $19,000                 $86,000                      $0
                                     1999              $71,000                $409,000                      $0

High Return Equity Fund              2001             $631,618                $663,205                      $0
                                     2000             $250,000                $971,000                      $0
                                     1999             $941,000              $5,255,000                  $6,000

Small Cap Value Fund                 2001              $39,708                 $40,782                      $0
                                     2000              $27,000                $160,000                      $0
                                     1999              $60,000                $597,000                      $0

Large Company Value Fund             2001                 $300                  $1,743                      $0

Rule 12b-1 Plan

Class B and Class C Shares

Distribution Services. Each Fund has adopted a plan under Rule 12b-1 (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of Fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

The Rule 12b-1 Plan authorizes each Fund to pay SDI the administrative service fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of each class, as set forth in the Services Agreement (described below).

Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI in excess of its fees under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. Pursuant to the Rule 12b-1 Plan, information and administrative services are provided to each Fund on behalf of Class A, B and C shareholders under the Services Agreement with SDI. SDI bears all its expenses of providing services pursuant to a Services Agreement between SDI and the Fund, including the payment of a service fee. Each Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of each Fund.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Fund. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the shareholder or administrative services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.

Prior to the implementation of the Services Agreement, the administrative service fees paid by each Fund were paid pursuant to an Administration Agreement with SDI. Effective May 29, 2001, these fees are paid pursuant to the 12b-1 Plan as discussed above. Such fees are set forth below:

                                                                               Total Service
                              Fiscal                                           Fees Paid by        Service Fees
Fund                           Year      Class A      Class B      Class C     SDI to Firms         Paid to SDI
----                           ----      -------      -------      -------     ------------         -----------

Contrarian Fund                2001       $305,746     $172,138      $34,674        $527,866             $30,867
                               2000       $266,000     $187,000      $32,000        $518,000                  $0
                               1999      $3781,798     $281,214      $39,577        $692,559                  $0

High Return Equity Fund        2001     $4,789,108   $3,911,173     $872,481     $10,698,320            $241,991
                               2000     $3,418,000   $3,275,000     $690,000      $7,426,000              $4,000
                               1999     $5,529,190   $5,526,066   $1,217,055     $12,510,859                  $0



                                       39

                                                                               Total Service
                              Fiscal                                           Fees Paid by        Service Fees
Fund                           Year      Class A      Class B      Class C     SDI to Firms         Paid to SDI
----                           ----      -------      -------      -------     ------------         -----------

Small Cap Value Fund           2001       $427,324     $398,635      $78,332      $1,061,411             $10,819
                               2000       $538,000     $480,000     $102,000      $1,113,000                  $0
                               1999       $971,235     $797,083     $178,416      $1,947,387                  $0

Certain  directors/trustees  or  officers  of the  Funds are also  directors  or
officers  of  the   Advisor  or  SDI,   as   indicated   under   "Officers   and
Directors/Trustees."

Distribution expenses of the Funds in connection with the Rule 12b-1 Plans for Class B and C shares is set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.




                                                                           Total       Distribution
                                       Distribution     Contingent     Distribution    Fees Paid by
                                       Fees Paid by   Deferred Sales   Fees Paid by    Underwriter
Fund                        Fiscal        Fund to        Charge to    Underwriter to  to Affiliated
Class B Shares               Year       Underwriter     Underwriter        Firms          Firms
--------------               ----       -----------     -----------        -----          -----

Contrarian Fund             2001          $516,490        $149,461        $217,040             --
                            2000          $257,049        $132,483        $389,532             --
                            1999          $869,704        $299,113      $1,106,108             --

High Return Equity Fund     2001       $11,729,543      $2,602,703      $9,274,559             --
                            2000        $4,645,743      $2,453,669      $7,099,412             --
                            1999       $17,001,312      $8,014,691     $15,000,556             --

Small Cap Value Fund        2001        $1,195,534        $455,110        $453,290             --
                            2000          $640,179        $464,816      $1,104,995             --
                            1999        $2,421,349      $1,782,676      $1,372,426             --

Large Company Value Fund    2001           $27,963          $6,621            $324             --



                                                     Other Distribution Expenses Paid by Underwriter
                                                     -----------------------------------------------



                                                                     Marketing
Fund                        Fiscal      Advertising    Prospectus   and Sales     Misc. Operating     Interest
Class B Shares               Year     and Literature    Printing     Expenses        Expenses          Expense
--------------               ----     --------------    --------     --------        --------          -------

Contrarian Fund             2001           $16,426       $5,677         $8,794           $3,375        $381,461
                            2000           $30,360       $2,337        $19,644           $2,877        $257,145
                            1999           $80,253       $8,132       $231,443          $45,362        $369,293

High Return Equity Fund     2001          $482,032     $193,639       $334,626          $99,868      $7,605,409
                            2000          $291,050      $21,892       $179,776          $27,986      $4,908,247
                            1999        $1,752,092     $154,337     $4,686,468         $545,818      $8,399,964

Small Cap Value Fund        2001           $33,214      $10,849        $18,808           $6,676      $1,430,883
                            2000           $49,457       $3,863        $29,956           $4,894        $927,741
                            1999          $165,456      $13,708       $415,726          $60,566      $1,604,952

Large Company Value Fund    2001              $328           $4           $428              $73          $1,183




                                                                          Total       Distribution
                                       Distribution     Contingent    Distribution    Fees Paid by
                                       Fees Paid by      Deferred     Fees Paid by   Underwriter to
Fund                         Fiscal       Fund to      Sales Charge  Underwriter to    Affiliated
Class C Shares                Year      Underwriter   to Underwriter      Firms           Firms
--------------                ----      -----------      -----------      -----           -----

Contrarian Fund              2001         $103,986         $2,299        $104,349              $0
                             2000          $96,876        $14,297        $111,172              $0
                             1999         $123,649         $5,140        $121,450              $0

High Return Equity Fund      2001       $2,615,465        $61,335      $2,823,775              $0
                             2000       $2,061,564       $152,774      $2,214,338              $0
                             1999       $3,718,706       $226,922      $4,036,037              $0

Small Cap Value Fund         2001         $234,901         $5,419        $242,683              $0
                             2000         $303,748        $26,578        $330,326              $0
                             1999         $540,324        $32,048        $596,138              $0

Large Company Value Fund     2001           $8,933             $1         $11,993              $0




                                                     Other Distribution Expenses Paid by Underwriter



                                        Advertising
Fund                         Fiscal        and        Prospectus   Marketing and  Misc. Operating     Interest
Class C Shares                Year      Literature     Printing   Sales Expenses      Expenses         Expense
--------------                ----      ----------     --------        ---------      --------         -------

Contrarian Fund              2001          $6,854         $616          $3,368           $1,392         $37,597
                             2000         $27,932       $3,183         $21,287           $5,411         $41,625
                             1999         $25,493      $10,935         $76,388          $19,113         $24,924

High Return Equity Fund      2001        $233,432      $23,834        $166,503          $49,071        $957,605
                             2000        $320,201      $34,233        $215,433          $53,583      $1,081,824
                             1999        $688,960      $63,105      $1,894,756         $233,751        $716,487

Small Cap Value Fund         2001         $11,126         $982          $6,266           $2,264        $275,328
                             2000         $37,807       $4,007         $24,329           $6,184        $321,882
                             1999         $67,936       $6,101        $184,287          $28,246        $243,035

Large Company Value Fund     2001            $447           $0            $540              $91              $0


                             FUND SERVICE PROVIDERS

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "SSBTC"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund held outside the United States. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

Large Company Value Fund

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund's Class A, B, C and I shares. Prior to the implementation of the Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Contrarian Fund, High Return Equity Fund and Small Cap Value Fund

SSBTC is each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSBTC, SISC serves as "Shareholder Service Agent" and, as such, performs all of SSB's duties as transfer agent and dividend paying agent.

SSBTC receives as transfer agent, and pays to SISC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement. Effective May 29, 2001, the Advisor is responsible for paying such fees pursuant to the Administrative Agreement.


        Fund                                          SISC Fees
        ----                                          ---------

        Contrarian Fund                                 $370,781

        High Return Equity Fund                       $3,750,811

        Small Cap Value Fund                            $722,766



Auditors

The financial highlights of Large Company Value Fund included in the Fund's prospectus and the Financial Statements of the Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02116, independent accountants, given on the authority of said firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The financial highlights of Contrarian Fund, High Return Equity Fund and Small Cap Value Fund included in each Fund's prospectus and the Financial Statements of each Fund incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, Massachusetts 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Contrarian Fund, High Return Equity Fund and Small Cap Value Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Because Institutional Class shares (for High Return Equity Fund and Small Cap Value Fund) have been offered for less than a full calendar year, there is no financial data for these shares.


Legal Counsel

Dechert acts as counsel for Large Company Value Fund.

Vedder, Price, Kaufman & Kammholz, acts as counsel for Contrarian Fund, High Return Equity Fund and Small Cap Value Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (SFAC), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, computes each Fund's net asset value. Prior to the implementation of the Administration Agreement, Large Company Value Fund paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of such assets, and, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Large Company Value Fund

For the ten month period ended July 31, 1999, the amount charged to the Fund by SFAC aggregated $147,196. For the fiscal year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $168,934. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $28,245. Effective October 2, 2000, the amount charged to the Fund by SFAC is paid by the Advisor in accordance with the Administrative Agreement.

Contrarian Fund, High Return Equity Fund and Small Cap Value Fund

For the fiscal years ended November 30, 1999, November 30, 2000 and November 30, 2001, SFAC did not receive fees for its services from the Funds. Effective May 29, 2001, fees payable to SFAC will be paid by the Advisor pursuant to the Administrative Agreement.

                                   PERFORMANCE

From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class.

Performance figures for Class B and C shares of Contrarian Fund, Dreman High Return Equity Fund and Small Cap Value Fund for the period September 11, 1995 to November 30, 2001 reflect the actual performance of these classes of shares. Returns for Class B and C shares of Contrarian Fund, Dreman High Return Equity Fund and Small Cap Value Fund prior to September 11, 1995 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The adjustment is calculated by measuring the actual return differential between the Class B and Class C shares and the Class A shares over a common period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute B and C share performance from A share returns for periods prior to the inception of such B and C shares.


Performance figures for the Institutional Class shares of High Return Equity Fund and Small Cap Value Fund prior to their commencement of sales are based upon the historical performance of Class A shares, except that the effect of the Class A shares' maximum sales load is not shown because the Institutional Class does not impose a sales load.


The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. Returns for the historical performance of the Class S shares for Large Company Value Fund include the effect of a temporary waiver of management fees and/or absorption of certain operating expenses by the investment advisor and certain subsidiaries. Without such a waiver or absorption, returns would have been lower and ratings or rankings may have been less favorable.

The returns in the charts below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A, B and C shares of each Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

Because Class I shares (for Large Company Value Fund) have been offered for less than a full calendar year, there is no financial data for these shares.

Average Annual Total Returns
Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                          Average Annual Total Returns

                               T = (ERV/P)^1/n - 1
Where:

      T         =        Average Annual Total Return
      P         =        a hypothetical initial investment of $1,000
      n         =        Number of years
      ERV       =        Ending redeemable value: ERV is the value, at the end
                         of the applicable  period,  of a hypothetical  $1,000
                         investment made at the beginning of the applicable period

       Average Annual Total Returns for the Period Ended November 30, 2001

                                           1 Year             5 Years              10 Years          Inception
                                           ------             -------              --------          ---------

Contrarian Fund -- Class A                     3.73%               8.10%              13.08%             N/A
Contrarian Fund -- Class B                     6.21%               8.27%              12.73%(1)          N/A
Contrarian Fund -- Class C                     9.10%               8.35%              12.64%(1)          N/A
Contrarian Fund -- Class I                    10.66%                 N/A              N/A             8.87%(2)

(1) Because Class B and C shares were not introduced until September 11, 1995, the total return for Class B and C shares for the periods prior to their introduction is based upon the performance of Class A shares from the beginning of the 10-year period through September 11, 1995. Actual performance of Class B and C shares is shown beginning September 11, 1995.

(2)      Since June 1, 2000

       Average Annual Total Returns for the Period Ended November 30, 2001


                                                       1 Year       5 Years      10 Years      Inception
                                                       ------       -------      --------      ---------


    High Return Equity Fund -- Class A                    3.62%       11.01%        17.13%         N/A
    High Return Equity Fund -- Class B                    6.03%       11.24%        16.77%(1)      N/A
    High Return Equity Fund -- Class C                    9.09%       11.41%        16.85%(1)      N/A
    High Return Equity Fund -- Class I                   10.45%       12.84%         N/A        17.44%(2)
    High Return Equity Fund -- Institutional Class       __           __             __             __

(1) Because Class B and C shares were not introduced until September 11, 1995, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the beginning of the 10-year period through September 11, 1995. Actual performance of Class B and C shares is shown beginning September 11, 1995. Inception date for Institutional Class shares is August 19, 2002. Performance figures prior to that date are based upon the historical performance of Class A shares, except that the effect of the Class A shares' maximum sales load is not shown because the Institutional Class does not impose a sales load.


(2)      Since November 1, 1995

      Average Annual Total Returns for the Period Ended July 31, 2001(1)(2)
                       (Adjusted for Maximum Sales Charge)

                                                         1 Year           5 Years          10 Years
                                                         ------           -------          --------

Large Company Value Fund -- Class A                        2.17%            12.32%           12.39%
Large Company Value Fund -- Class B                        4.67%            12.63%           12.15%
Large Company Value Fund -- Class C                        7.59%            12.78%           12.18%

(1) Because Class A, B and C shares were not introduced until December 29, 2000, the returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares.

(2) As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and classes' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

       Average Annual Total Returns for the Period Ended November 30, 2001

                                                         1 Year           5 Years        Life of Class
                                                         ------           -------        -------------


Small Cap Value Fund -- Class A                           12.54%            1.10%             9.62%(1)
Small Cap Value Fund -- Class B                           15.48%            1.25%             9.31%(2)
Small Cap Value Fund -- Class C                           18.48%            1.53%             9.39%(2)
Small Cap Value Fund -- Class I                           20.15%            2.95%             8.22%
Small Cap Value Fund -- Institutional Class                 __                __             __


(1)      Since May 22, 1992.


(2) Because Class B and C shares were not introduced until September 11, 1995, the total return for Class B and C shares for the periods prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, May 22, 1992 through September 11, 1995. Actual performance of Class B and C shares is shown beginning September 11, 1995. Inception date for

         Institutional Class shares is August 19, 2002. Performance figures prior to that date are based upon the historical performance of Class A shares, except that the effect of the Class A shares' maximum sales load is not shown because the Institutional Class does not impose a sales load.


Average annual total returns after the deduction of taxes on distributions are calculated in the same manner as pre-tax returns except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total returns after the deduction of taxes on distributions and taxes on redemption are also calculated in the same manner as pre-tax returns except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period.

After-tax returns are based on the highest historical federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD
Where:

          P         =        a hypothetical initial investment of $1,000
          T         =        average annual total return (after taxes on
                             distributions)
          n         =        number of years
          ATVD      =        ending  value  of  a   hypothetical   $1,000
                             payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

       Average Annual Total Returns (After Taxes on Distributions) for the
                         Period Ended November 30, 2001
                         ------------------------------

                                                          1 Year           5 Years           10 Years
                                                          ------           -------           --------

High Return Equity Fund -- Class A                          3.03%            8.94%             15.50%
High Return Equity Fund -- Class B                          5.77%            9.52%              N/A
High Return Equity Fund -- Class C                          7.81%            9.55%              N/A

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                 P(1+T)^n = ATVDR
Where:

         P          =       a hypothetical initial investment of $1,000
         T          =       average annual total return (after taxes on
                            distributions and redemption)
         n          =       number of years
         ATVDR      =       ending  value  of  a   hypothetical   $1,000
                            payment made at the beginning of the 1-, 5-,
                            or 10-year periods at the end of the 1-, 5-,
                            or 10-year periods (or fractional  portion),
                            after  taxes  on  fund   distributions   and
                            redemptions

   Average Annual Total Returns (After Taxes on Distributions and Redemption)
                     for the Period Ended November 30, 2001

                                                          1 Year           5 Years           10 Years
                                                          ------           -------           --------

High Return Equity Fund -- Class A                          2.19%            8.11%             14.11%
High Return Equity Fund -- Class B                          3.67%            8.52%              N/A
High Return Equity Fund -- Class C                          5.53%            8.67%              N/A

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

         T        =        Total Return
         P        =        a hypothetical initial investment of $1,000
         ERV      =        ending  redeemable  value: ERV is the value,  at  the
                           end  of  the  applicable  period,  of a  hypothetical
                           $1,000 investment made at the beginning of the applicable period.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of a Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of a Fund's and classes' performance data.

Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's and classes' expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage a Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.

                        PURCHASE AND REDEMPTION OF SHARES


Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. The minimum initial investment for Institutional Class shares is $250,000. There are no minimum subsequent investment requirements. These minimum amounts may be changed at any time in management's discretion. A Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.


Purchase of Shares

Alternative Purchase Arrangements. Class A shares are sold subject to an annual Rule 12b-1/shareholder services fee of up to 0.25%. Class B and Class C shares are sold subject to an annual Rule 12b-1/shareholder services fee of 1.00%. That portion of the Rule 12b-1/shareholder services fee for each of Class A, Class B and Class C attributable to shareholder services is 0.25%.

The primary distinctions among the classes of a Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution/services fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                             Annual 12b-1
                                                         Distribution/Service
                                                                Fees
                            Sales Charge                 (as a % of average                Other Information
                            ------------                   daily net assets)               -----------------
                                                           -----------------


  Class A     Maximum initial sales charge of                    0.25%             Initial  sales  charge  waived or
              5.75% of the public offering price.                                  reduced for certain purchases

  Class B     Maximum contingent deferred sales charge           1.00%             Shares  convert to Class A shares
              of 4% of redemption proceeds; declines                               six years after issuance
              to zero after six years

  Class C     Contingent deferred sales charge of 1%             1.00%             No conversion feature
              of redemption proceeds for redemptions
              made during first year after purchase

Due to the desire of each Corporation/Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in each Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                           Sales Charge
                                           ------------
                                                                                              Allowed to Dealers
                                           As a Percentage of    As a Percentage of Net       As a Percentage of
Amount of Purchase                            Offering Price          Asset Value*              Offering Price
------------------                            --------------          -----------               --------------

Less than $50,000                                  5.75%                 6.10                     5.20
$50,000 but less than $100,000                     4.50                  4.71                     4.00
$100,000 but less than $250,000                    3.50                  3.63                     3.00
$250,000 but less than $500,000                    2.60                  2.67                     2.25
$500,000 but less than $1 million                  2.00                  2.04                     1.75
$1 million and over                                 .00**                 .00**                    .00***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. SDI, each Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 ("Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

           Compensation Schedule #1(1)                Compensation Schedule #2(2)         Compensation Schedule #3(2)
           ---------------------------                ---------------------------         ---------------------------
                                       As a                                As a                                As a
            Amount of              Percentage of   Amount of Shares    Percentage of      Amount of       Percentage of
           Shares Sold            Net Asset Value        Sold         Net Asset Value    Shares Sold     Net Asset Value
           -----------            ---------------        ----         ---------------    -----------     ---------------

$1 million to $5 million               1.00%       Under $15 million       0.50%       Over $15 million       0.25%

Over $5 million to $50 million         0.50%              --                --               --                --

Over $50 million                       0.25%              --                --               --                --

 (1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

 (2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or of any other Scudder Funds listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares may be sold at net asset value in any amount to: (a) officers, directors, trustees, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of a Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. A Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Management of the Funds."

Class B shares of a Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Management of the Funds."

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution/services fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from SDI, principal underwriter for each Fund, and, in the case of category (4) above, selected dealers authorized by SDI.


Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Institutional Class Shares" in the relevant Funds' prospectuses. The following supplements that information.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who establish shareholder accounts directly with the Funds' transfer agent should submit purchase and redemption orders as described in the prospectuses. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Deutsche Asset Management mutual funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Scudder Investments Service Company at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and the transfer agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

         Your account registration has changed within the last 30 days,

         The check is being mailed to a different address than the one on your account (record address),

         The check is being made payable to someone other than the account owner,

         The redemption proceeds are being transferred to the Fund account with a different registration, or

         You wish to have redemption proceeds wired to a non-pre-designated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B Shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their Shares within six years might consider Class C Shares.


SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent (Flex Plans). Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A Shares at net asset value when the combined subaccount value in a Fund or other eligible funds or other plan investments listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B Shares to Class A Shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in eligible funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A Shares of the eligible funds at net asset value for future contributions to be invested in eligible funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B Shares to Class A Shares.


For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A Shares at net asset value, see "Purchase of Shares - Initial Sales Charge Alternative" and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see "Special Features -- Class A Shares -- Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell. Class I shares are available only to certain institutional investors. Institutional Class Shares (minimum initial investment $250,000) are available to certain eligible investors, as described in the relevant prospectus.


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of a Fund's application when you open an account. Federal tax law requires a Fund to withhold 30% (in 2002 and 2003) of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.


Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the prospectus.

Redemption or Repurchase of Shares - Class A, Class B and Class C shares only


General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of a Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, a Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which a Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given authorization for wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

               Year of Redemption               Contingent Deferred
               After Purchase                      Sales Charge
               --------------                      ------------

               First                                    4%
               Second                                   3%
               Third                                    3%
               Fourth                                   2%
               Fifth                                    2%
               Sixth                                    1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Automatic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed funds under "Special Features -- Class A Shares -- Combined Purchases". A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, if the Advisor determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, that Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Fund's Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold Fund, Scudder Growth Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund, Scudder High-Yield Opportunity

Fund, Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, The Japan Fund, Inc., ("Scudder Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Scudder Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Scudder Funds," (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.


Exchange Privilege. Shareholders of Class A, Class B, Class C, Class I and Institutional Class shares may exchange their shares for shares of the corresponding class of Scudder Funds in accordance with the provisions below.


Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.


Class I Shares. Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

Institutional Class Shares. Shareholders of a Fund's Institutional Class shares can exchange all or part of their shares for shares in another Scudder Fund up to four times in a calendar year. Exchanges are subject to the limitations set forth in the prospectus.


General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Scudder Investments Service Company, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Scudder Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated ClearingHouse System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. A Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and

Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a automatic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making automatic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a automatic withdrawal plan. The right is reserved to amend the automatic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or a Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.


                       DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends

Large Company Value Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Internal Revenue Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "Taxes.")

Large Company Value Fund intends to declare in December any net realized capital gains resulting from its investment activity and any dividend from investment company taxable income. The Fund intends to distribute the December dividends and capital gains either in December or in the following January.

Contrarian Fund, High Return Equity Fund and Small Cap Value Fund intend to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, in March, June, September and December each year. Distributions of net capital gains realized during each fiscal year will be made annually before the end of the Fund's fiscal year on December 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

Earnings or profits distributed to shareholders on redemptions of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal return.

Any dividends or capital gains distributions declared in October, November, or December with a record date in that month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash (see "Taxes").

Dividends paid by each Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Income and capital gain dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Special Features -- Class A Shares -- Combined Purchases" for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Taxes

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends received deduction, in the case of corporate shareholders.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund. At July 31, 2001, Large Company Value Fund did not have any capital loss carryforwards. At November 30, 2001 Contrarian Fund had a net tax basis capital loss carryforward of approximately $19,257,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first. At November 30, 2000, Financial Services Fund had a net tax basis capital loss carryforward of approximately $2,554,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first. At November 30, 2001, High Return Equity Fund had a net tax basis capital loss carryforward of approximately $15,150,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first. In addition, from November 1, 2001 through November 30, 2001 the Fund incurred approximately $8,721,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002. At November 30,
2001, Small Cap Value Fund had a tax basis net loss carryforward of approximately $50,667,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2007 ($50,667,000), the expiration date, whichever comes first.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to its shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's own federal income tax liability, and will be entitled to increase the adjusted tax basis of its Fund shares by the difference between such reported gains and the shareholder's tax credit. If a Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or shares of the Fund are deemed to have been held by a Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions by a Fund of the excess of its net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Generally, a qualifying individual may make a deductible IRA contribution of up to $2,000 for any taxable year only if (i) the individual and his or her spouse are not active participants in an employer's retirement plan, (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level (for 2001, $54,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $54,000 and $64,000; $34,000 for a single individual, with a phase-out for adjusted gross income between $34,000 and $44,000), or (iii) the individual is not an active participant in an employer's retirement plan, but his or her spouse is such a participant, and the couple's adjusted gross income is $150,000 or less (the deduction limit is phased out for adjusted gross income between $150,000 and $160,000). However, an individual who is not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples) for that year. The $2,000 limit on contributions (whether deductible or nondeductible) is increased to $3,000 for 2002 through 2004. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years. In addition, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis in his or her shares, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

In some cases, shareholders of a Fund will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in another Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term " reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If a Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by a Fund is not a taxable transaction for the Fund.

Many futures contracts and certain foreign currency forward contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by a Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions of a Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

Positions  of a Fund which  consist of at least one  position  not  governed  by
Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, a Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though a Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of a Fund which must be distributed to shareholders in order to maintain the qualification of a Fund as a regulated investment company and to avoid federal income tax at a Fund's level. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% (for 2002 and 2003) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30.5% (30% in 2002 and 2003) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

The Contrarian Fund, High Return Equity Fund and Small Cap Value Fund are each a series of a Maryland corporation. Large Company Value Fund is a Massachusetts business trust. Generally, each individual Fund should not be subject to income or franchise tax in the State of Maryland or the Commonwealth of Massachusetts, except to the extent that such individual Fund incurs federal taxable income, if any, and provided that such individual Fund continues to be treated as a regulated investment company under Subchapter M of the Code.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by a Fund's Pricing Committee.


                         OFFICERS AND DIRECTORS/TRUSTEES

Scudder Value Equity Trust -- Scudder Large Company Value Fund


The following table presents information regarding each Trustee of each Fund as of August 19, 2002. Each Trustee's age as of August 19, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees

                                                                                Number of
                                                                                Funds/
                                                                                Portfolios in
                            Length of            Principal Occupation(s)        Fund Complex
Name and Age                Time Served*         During Past 5 Years            Overseen        Other Directorships Held
------------                -----------          -------------------            --------        ------------------------

Henry P. Becton             1990-present         President, WGBH Educational    48              American Public Television;
(58)                                             Foundation                                     New England Aquarium; Becton
Trustee                                                                                         Dickinson and Company
                                                                                                (medical  technology
                                                                                                company); Mass Corporation
                                                                                                for Educational
                                                                                                Telecommunications; The A.H.
                                                                                                Belo Company (media company);
                                                                                                Committee for Economic
                                                                                                Development; Concord Academy;
                                                                                                Public Broadcasting Service;
                                                                                                Boston Museum of Science

Dawn-Marie Driscoll         1987-present         President, Driscoll            48              Computer Rescue Squad;
(55)                                             Associates (consulting                         Advisory Board, Center for
Trustee                                          firm); Executive Fellow,                       Business Ethics, Bentley
                                                 Center for Business Ethics,                    College; Board of Governors,
                                                 Bentley College                                Investment Company Institute;
                                                                                                Chairman, ICI Directors
                                                                                                Services Committee

Edgar R. Fiedler (73)       1995-present         Senior Fellow and Economic     48              None
Trustee                                          Counsellor, The Conference
                                                 Board, Inc. (not-for-profit
                                                 business research
                                                 organization)

Keith R. Fox (48)           1996-present         Managing Partner, Exeter       48              Facts on File (school and
Trustee                                          Capital Partners (private                      library publisher);
                                                 equity funds)                                  Progressive Holding
                                                                                                Corporation (kitchen importer
                                                                                                and distributor)

Louis E. Levy (69)          2002-present         Retired; Director of certain   48              Household International
Trustee                                          funds in the Deutsche Asset                    (banking and finance); ISI
                                                 Management Family of Funds                     Family of Funds (registered
                                                 (formerly, the Flag                            investment companies);
                                                 Investors Family of Funds)                     Director, Kimberly-Clark
                                                 (registered investment                         Corporation (personal
                                                 company) (1994-present);                       consumer products)
                                                 formerly, Chairman of the
                                                 Quality Control Inquiry
                                                 Committee, American
                                                 Institute of Certified
                                                 Public Accountants
                                                 (1992-1998)



                                       72

                                                                                Number of
                                                                                Funds/
                                                                                Portfolios in
                            Length of            Principal Occupation(s)        Fund Complex
Name and Age                Time Served*         During Past 5 Years            Overseen        Other Directorships Held
------------                -----------          -------------------            --------        ------------------------

Jean Gleason Stromberg      1999-present         Consultant (1997 to            48              The William and Flora Hewlett
(58)                                             present); prior thereto,                       Foundation
Trustee                                          Director, U.S. General
                                                 Accounting Office
                                                 (1996-1997); Partner,
                                                 Fulbright & Jaworski (law
                                                 firm) (1978-1996)

Jean C. Tempel (59)         1994-present         Managing Partner, First        48              United Way of Mass Bay;
Trustee                                          Light Capital (venture                         Sonesta International Hotels,
                                                 capital group)                                 Inc.; Northeastern University
                                                                                                Funds and Endowment
                                                                                                Committee; Connecticut
                                                                                                College Finance Committee;
                                                                                                Commonwealth Institute
                                                                                                (not-for-profit start-up for
                                                                                                women's enterprises); The
                                                                                                Reference, Inc. (IT
                                                                                                consulting for financial
                                                                                                services)

Carl W. Vogt (66)           2002-present         Director of certain funds in   48              Yellow Corporation
Trustee                                          the Deutsche Asset                             (trucking); American Science
                                                 Management Family of Funds                     & Engineering (x-ray
                                                 (formerly, the Flag                            detection equipment); ISI
                                                 Investors Family of Funds)                     Family of Funds (registered
                                                 (registered investment                         investment companies);
                                                 companies) (1995-present);                     National Railroad Passenger
                                                 Senior Partner, Fulbright &                    Corporation (Amtrak);
                                                 Jaworski, L.L.P (law firm);                    formerly, Chairman and
                                                 formerly, President                            Member, National
                                                 (interim) of Williams                          Transportation Safety Board
                                                 College (1999-2000);
                                                 President, certain funds in
                                                 the Deutsche Asset
                                                 Management Family of Funds
                                                 (formerly, Flag Investors
                                                 Family of Funds) (registered
                                                 investment companies)
                                                 (1999-2000)

Interested Trustees and/or Officers **:


The following table presents information about each Officer of the Fund. Each Officer's age as of August 19, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-laws of the Fund. Each Officer of the Fund is an employee of Deutsche Asset Management.

                                                                                                Number of
                                                                                                Funds/
                                                                                                Portfolios
                                                                                                in Fund       Other
Name,                       Positions(s) Held    Length of       Principal Occupation(s)        Complex       Directorships
Address and Age             with Funds           Time Served*    During Past 5 Years            Overseen      Held
---------------             ----------           ------------    -------------------            --------      ----

William F. Glavin+          Vice President       2000-present    Managing Director of           83            Trustee,
(43)                                                             Deutsche Asset Management                    Crossroads for
                                                                                                              Kids, Inc.
                                                                                                              (serves at-risk
                                                                                                              children)

Richard T. Hale##           Trustee, Chairman    2002-present    Managing Director of           220           None
(57)                        and Vice President                   Deutsche Banc Securities
                                                                 Inc. (formerly Deutsche Banc
                                                                 Alex. Brown Inc.) and
                                                                 Deutsche Asset Management
                                                                 Americas; Director and
                                                                 President, Investment
                                                                 Company Capital Corp.
                                                                 (registered investment
                                                                 advisor) and Deutsche Asset
                                                                 Management Mutual Funds;
                                                                 Director, Deutsche Global
                                                                 Funds, Ltd., CABEI Fund and
                                                                 North American Income Fund;
                                                                 Vice President, Deutsche
                                                                 Asset Management, Inc.

John Millette+              Vice President and   1999-present    Vice President of Deutsche     Not           None
(39)                        Secretary                            Asset Management               Applicable

Daniel O. Hirsch##          Vice President and   2002-present    Managing Director of           Not           None
(48)                        Assistant Secretary                  Deutsche Asset Management;     Applicable
                                                                 formerly, Principal, BT
                                                                 Alex. Brown Incorporated,
                                                                 (Deutsche Banc Alex. Brown
                                                                 Inc.); Assistant General
                                                                 Counsel, United States
                                                                 Securities and Exchange
                                                                 Commission

Caroline Pearson+           Assistant Secretary  1997-present    Managing Director of           Not           None
(40)                                                             Deutsche Asset Management;     Applicable
                                                                 formerly, Associate, Dechert
                                                                 Price & Rhoads (law firm)

                                       74

                                                                                                Number of
                                                                                                Funds/
                                                                                                Portfolios
                                                                                                in Fund       Other
Name,                       Positions(s) Held    Length of       Principal Occupation(s)        Complex       Directorships
Address and Age             with Funds           Time Served*    During Past 5 Years            Overseen      Held
---------------             ----------           ------------    -------------------            --------      ----

Gary L. French+             Treasurer            2002-present    Managing Director of           Not           None
(51)                                                             Deutsche Asset Management;     Applicable
                                                                 Director of Investment
                                                                 Operations,
                                                                 Deutsche  Asset
                                                                 Management; formerly,
                                                                 President of UAM Fund
                                                                 Services, Inc.

John R. Hebble+             Assistant Treasurer  1998-present    Senior Vice President of       Not           None
(44)                                                             Deutsche Asset Management      Applicable

Thomas Lally+               Assistant Treasurer  2001-present    Senior Vice President of       Not           None
(34)                                                             Deutsche Asset Management      Applicable

Brenda Lyons+               Assistant            1998-present    Senior Vice President of       Not           None
(40)                        Treasurer                            Deutsche Asset Management      Applicable


Additional Officers:

                                                                                                Number of
                                                                                                Funds/
                                                                                                Portfolios
                                                                                                in Fund
Name,                       Positions(s) Held    Length of       Principal Occupation(s)        Complex       Other Directorships
Address and Age             with Funds           Time Served*    During Past 5 Years            Overseen      Held
----------------            ----------           -----------     -------------------            --------      ----

Thomas Sassi++              Vice President       1998-present     Managing Director of          Not           None
(59)                                                              Deutsche Asset Management     Applicable

* Length of time served represents the date that each Trustee was first elected to a fund within the Boston Board.

** Mr. Hale and each Fund's Officers are considered "interested persons" of the Fund because of their affiliation with the Fund's Advisor.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

+++      Address: 280 Park Avenue, New York, New York

##       Address: One South Street, Baltimore, Maryland

Trustees and Officer's Role with Scudder Distributors, Inc .("SDI")

William F. Glavin:         Vice President and Trustee
Caroline Pearson:          Secretary

Trustees' Responsibilities. The Board of Trustees' primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Non-interested Trustees ("Independent Trustees").

The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Trustees conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the continuation of each Fund's current investment management agreement the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of each Fund. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to each Fund; investment performance, both of the Funds, themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of each Fund, themselves and relative to appropriate peer groups; the Advisor's profitability from managing each Fund and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to each Fund.

Board Committees.  The Fund's Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C Tempel and Carl W. Vogt. The Trust's Audit Committee held ___ meetings during each Funds' last fiscal year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts review of independent legal counsel. The members of the Committee in Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith
R. Fox, Jean Gleason Stromberg, Jean C. Tempel, Louis E. Levy and Carl W. Vogt. The Trust's Committee on Independent Trustees held ___ meetings during each Funds' last fiscal year.

Valuation Committee: This Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Richard T. Hale and Keith R. Fox. The alternative members are: Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Trust's Valuation Committee held ___ meetings during the Funds' last fiscal year.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to the Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler, Keith R. Fox and Jean C. Tempel. The Trust's Shareholder Servicing Committee held ___ meetings during the Funds' last fiscal year.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Beneficial Ownership

As of _____, 2002, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of _____, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.


Trustee Fund Ownership

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2001.

                           Dollar Range
                           of Securities
                           Owned in                   Aggregate Dollar Range
                           Scudder Large              Securities Owned in All
                           Company Value              Funds in the Fund Complex
Name of Trustees           Fund                       Overseen by Trustees
----------------           ----                       --------------------


Henry P. Becton, Jr.       $1 - $10,000                  Over $100,000


Dawn-Marie Driscoll        None                          Over $100,000
Edgar R. Fiedler           None                          Over $100,000
Keith Fox                  $1 - $10,000                  Over $100,000
Louis E. Levy              _____                         _____
Jean Gleason Stromberg     $10,001 - $50,000             Over $100,000
Jean C. Tempel             None                          Over $100,000
Carl W. Vogt               _____                         _____



5% holdings as of 2/28/02

As of February 28, 2002, 1,122,893 shares in the aggregate, or 26.82% of the outstanding shares of Scudder Large Company Value Fund, Class A were held in the name of Scudder Trust Company, Trustee for Durrell Corp. Retirement and Savings 401(k) Plan, P.O. Box 957., Salem NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002,143,164 shares in the aggregate, or 12.19% of the outstanding shares of Scudder Large Company Value Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Money Purchase Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 980,952 shares in the aggregate, or 83.58% of the outstanding shares of Scudder Large Company Value Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 113,801 shares in the aggregate, or 7.63% of the outstanding shares of Scudder Large Company Value Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 122,396 shares in the aggregate, or 8.20% of the outstanding shares of Scudder Large Company Value Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box
2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 101,447 shares in the aggregate, or 6.80% of the outstanding shares of Scudder Large Company Value Fund, Class B were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 25,583 shares in the aggregate, or 5.03% of the outstanding shares of Scudder Large Company Value Fund, Class C were held in the name of LINSCO/Private Ledger Corp., for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.


Securities Beneficially Owned. None of the Independent Trustees owned securities
beneficially  of  the  Advisor,   SDI  or  any  Person  Directly  or  Indirectly
Controlling, Controlled by or Under Common Control within the Advisor or SDI.


Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

The Independent Trustees members also serve in the same capacity for other funds managed by the Advisor, which may have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee from the Fund/Trust and from all of the Scudder funds as a group for the most recent fiscal year.

As noted above, the Trustees conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.


                                                               Pension or Retirement
                             Compensation from Scudder Value   Benefits Accrued as Part    Total Compensation
Name of Trustee              Equity Trust*                     of Fund Expenses            Paid to Trustees (3)(5)
---------------              ------------                      ----------------            -----------------

Henry P. Becton, Jr.                      $8,921                           $0                        $162,000
Dawn-Marie Driscoll(1)                    $9,574                           $0                        $175,000
Edgar R. Fiedler(2)(4)                    $9,026                           $0                        $174,666
Keith R. Fox                              $8,916                           $0                        $162,000

Louis E. Levy**

Jean Gleason Stromberg                    $9,026                           $0                        $161,000
Jean C. Tempel                            $8,973                           $0                        $164,000

Carl W. Vogt**


* Value Equity Trust consists of three funds: Scudder Large Company Value Fund, Scudder Select 500 Fund, and Scudder Select 1000 Growth Fund


**       Newly elected as Trustee, effective ___________.


(1) Ms. Driscoll received an additional $10,000 in annual retainer fees in her role as Lead Trustee.

(2) In addition to the amounts shown, Mr. Fiedler received a payment of $105,214 pursuant to deferred compensation agreements with certain other funds advised by the Advisor.

(3) Includes compensation for services on the boards of 19 Scudder trusts/corporations comprised of 53 fund/portfolios.

(4) Aggregate compensation for Mr. Fiedler includes $2,665 in retainer fees in his role as Trustee for Farmers Investment Trust (merged into Scudder Pathway Series on April 6, 2001) and $6,474 pursuant to a special retirement plan with The Brazil Fund, Inc.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $7,000 for Ms. Driscoll and Ms. Tempel and Messrs. Becton and Fox, respectively, and $3,000 for Mr. Fiedler and Ms. Stromberg, respectively. These meeting fees were borne by the Advisor.

   Scudder Value Series, Inc. -- Scudder Contrarian Fund, Scudder-Dreman High
           Return Equity Fund and Scudder-Dreman Small Cap Value Fund

The following table presents certain information regarding the Directors and Executive Officers of the Corporation as of August 19, 2002. Each Director's age as of August 19, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Deutsche Asset Management., 222 South Riverside Plaza, Chicago, Illinois, 60606. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election or qualification of the successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Funds do not hold annual meetings of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Non-Interested Directors

                                                                         Number of
Name, Age and                                                            Funds/
Position(s) Held                                                         Portfolios in
with the                    Length of       Principal Occupation(s)      Fund Complex
Corporation                 Time Served*    During Past 5 Years          Overseen         Other Directorships Held
-----------                 -----------     -------------------          --------         ------------------------

John W. Ballantine          1999-present    Retired; formerly,           83               Enron Corporation  (energy trading
(56)                                        Executive Vice President                      firm) (effective May 30, 2002); First
Director                                    and Chief Risk Management                     Oak Brook Bancshares, Inc.; Oak Brook
                                            Officer, First Chicago NBD                    Bank;  Tokheim Corporation (designer,
                                            Corporation/The First                         manufacturer and servicer of
                                            National Bank of Chicago                      electronic and mechanical petroleum
                                            (1996-1998); formerly                         marketing systems)
                                            Executive Vice President
                                            and Head of International
                                            Banking (1995-1996)

Lewis A. Burnham            1990-present    Retired; formerly,           83               None
(69)                                        Director of Management
Director                                    Consulting, McNulty &
                                            Company; formerly,
                                            Executive Vice President,
                                            Anchor Glass Container
                                            Corporation

Donald L. Dunaway           1980-present    Retired; formerly,           83               None
(65)                                        Executive Vice President,
Director                                    A.O. Smith Corporation
                                            (diversified manufacturer)

James R. Edgar              1999-present    Distinguished Fellow,        83               Kemper Insurance Companies; John B.
(56)                                        University of Illinois                        Sanfilippo & Son, Inc.; Horizon Group
Director                                    Institute of Government                       Properties, Inc.
                                            and Public Affairs;
                                            formerly, Governor, State
                                            of Illinois

                                       87

                                                                         Number of
Name, Age and                                                            Funds/
Position(s) Held                                                         Portfolios in
with the                    Length of       Principal Occupation(s)      Fund Complex
Corporation                 Time Served*    During Past 5 Years          Overseen         Other Directorships Held
-----------                 -----------     -------------------          --------         ------------------------

Paul K. Freeman##           2002-present    President, Cook Street       97               None
(52)                                        Holdings (consulting);
Director                                    Adjunct Professor,
                                            University of Denver;
                                            Consultant, World
                                            Bank/Inter-American
                                            Development Bank;
                                            formerly, Project Leader,
                                            International Institute
                                            for Applied Systems
                                            Analysis; Chief Executive
                                            Officer, The Eric Group
                                            Inc. (environmental
                                            insurance) (1986-1998)

Robert B. Hoffman           1981-present    Retired; formerly,           83               None
(65)                                        Chairman, Harnischfeger
Director                                    Industries, Inc.
                                            (machinery for mining
                                            and paper industries);
                                            formerly, Vice Chairman
                                            and Chief Financial
                                            Officer, Monsanto
                                            Company (agricultural,
                                            pharmaceutical and
                                            nutritional/food
                                            products); formerly,
                                            Vice President, Head of
                                            International
                                            Operations, FMC
                                            Corporation
                                            (manufacturer of
                                            machinery and chemicals)

Shirley D. Peterson         1995-present    Retired; formerly,           83               Bethlehem Steel Corp.
(60)                                        President, Hood College;
Director                                    formerly, Partner, Steptoe
                                            & Johnson (law firm);
                                            formerly, Commissioner,
                                            Internal Revenue Service;
                                            formerly, Assistant
                                            Attorney General (Tax),
                                            U.S. Department of Justice



                                       88

                                                                         Number of
Name, Age and                                                            Funds/
Position(s) Held                                                         Portfolios in
with the                    Length of       Principal Occupation(s)      Fund Complex
Corporation                 Time Served*    During Past 5 Years          Overseen         Other Directorships Held
-----------                 -----------     -------------------          --------         ------------------------

Fred B. Renwick             1988-present    Retired; Professor           83               The Wartburg Foundation; The
(72)                                        Emeritus of Finance, New                      Investment Fund for Foundations;
Director                                    York University, Stern                        Chairman, Finance Committee of
                                            School of Business                            Morehouse College Board of Trustees
                                                                                          American Bible Society Investment
                                                                                          Committee; formerly, Director of Board
                                                                                          of Pensions, Evangelical Lutheran
                                                                                          Church in America; formerly, member of
                                                                                          the Investment Committee of Atlanta
                                                                                          University Board of Trustees;


William P. Sommers          1979-present    Retired; formerly,           83               PSI Inc. (______); Evergreen Solar,
(69)                                        President and Chief                           Inc.; SRI/Atomic Tangerine
Director                                    Executive Officer, SRI                        (______)H2Gen (______); Zassi Medical
                                            International (research                       (______)
                                            and development);
                                            formerly, Executive Vice
                                            President, Iameter
                                            (medical information and
                                            educational service
                                            provider); formerly,
                                            Senior Vice President and
                                            Director, Booz, Allen &
                                            Hamilton Inc. (management
                                            consulting firm)

John G. Weithers            1993-present    Retired; formerly,           83               Federal Life Insurance Company;
(69)                                        Chairman of the Board and                     Chairman of the Members of the
Director                                    Chief Executive Officer,                      Corporation and Trustee, DePaul
                                            Chicago Stock Exchange                        University; formerly, International
                                                                                          Federation of Stock Exchanges, Records
                                                                                          Management Systems

* Length of time served represents the date that each Director was first elected to a Scudder Fund board.

Interested Trustees and/or Officers for the Funds**:

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund
Name,                    Positions(s) Held     Length of       Principal Occupation(s)      Complex       Other Directorships
Address and Age          with Fund             Time Served     During Past 5 Years          Overseen      Held
---------------          ---------             -----------     -------------------          --------      ----

Philip J. Collora# (56)  Vice President and    1990-present    Senior Vice President of     Not           None
                         Assistant Secretary                   Deutsche Asset Management    Applicable

William F. Glavin+       Director and          2000-present    Managing Director of         83            Trustee, Crossroads
(43)                     President                             Deutsche Asset Management                  for Kids, Inc.
                                                                                                          (serves at-risk
                                                                                                          children)

Richard T. Hale##        Director, Chairman    2002-present    Managing Director of         220           None
(57)                     and Vice President                    Deutsche Banc Securities
                                                               Inc. (formerly Deutsche
                                                               Banc Alex. Brown Inc.) and
                                                               Deutsche Asset Management
                                                               Americas; Director and
                                                               President, Investment
                                                               Company Capital Corp.
                                                               (registered investment
                                                               advisor) and Deutsche
                                                               Asset Management Mutual
                                                               Funds; Director, Deutsche
                                                               Global Funds, Ltd., CABEI
                                                               Fund and North American
                                                               Income Fund; Vice
                                                               President, Deutsche Asset
                                                               Management, Inc.;
                                                               formerly, Director, ISI
                                                               Family of Funds
                                                               (registered investment
                                                               companies)

John Millette+           Vice President and    1999-present    Vice President of Deutsche   Not           None
(39)                     Secretary                             Asset Management             Applicable




                                       90

                                                                                            Number Of
                                                                                            Funds/
                                                                                            Portfolios
                                                                                            In Fund
Name,                    Positions(s) Held     Length of       Principal Occupation(s)      Complex       Other Directorships
Address and Age          with Fund             Time Served     During Past 5 Years          Overseen      Held
---------------          ---------             -----------     -------------------          --------      ----

Daniel O. Hirsch##       Vice President and    2002-present    Managing Director of         Not           None
(48)                     Assistant Secretary                   Deutsche Asset Management;   Applicable
                                                               formerly, Principal, BT
                                                               Alex. Brown Incorporated,
                                                               (Deutsche Banc Alex. Brown
                                                               Inc.); formerly, Assistant
                                                               General Counsel, United
                                                               States Securities and
                                                               Exchange Commission

Caroline Pearson+        Assistant Secretary   1998-present    Managing Director of         Not           None
(40)                                                           Deutsche Asset Management;   Applicable
                                                               formerly, Associate,
                                                               Dechert Price & Rhoads
                                                               (law firm

Gary L. French+          Treasurer             2002-present    Managing Director of         Not           None
(51)                                                           Deutsche Asset Management;   Applicable
                                                               formerly, President of UAM
                                                               Fund Services, Inc.

John R. Hebble+          Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(44)                                                           Deutsche Asset Management    Applicable

Thomas Lally+            Assistant Treasurer   2001-present    Senior Vice President of     Not           None
(34)                                                           Deutsche Asset Management    Applicable

Brenda Lyons+            Assistant Treasurer   1998-present    Senior Vice President of     Not           None
(40)                                                           Deutsche Asset Management    Applicable


Thomas F. Sassi++        Vice President        1998-present    Managing Director of         Not           None
(59)                                                           Deutsche Asset Management    Applicable


** As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the Investment Company Act of 1940, as amended. Interested persons receive no compensation from the Funds.

+        Address: Two International Place, Boston, Massachusetts

++       Address: 345 Park Avenue, New York, New York

#        Address: 222 South Riverside Plaza, Chicago, Illinois

##       Address: One South Street, Baltimore, Maryland

###      Address: 280 Park Avenue, New York, New York

Directors' and Officers' Role with Scudder Distributors, Inc.

William F. Glavin:         Vice President and Director
Caroline Pearson:          Secretary
Philip J. Collora:                  Assistant Secretary


Director's Responsibilities. The officers of the Corporation manage each Fund's day-to-day operations under the direction of the Corporation's Board of Directors. The primary responsibility of the Board is to represent the interests of the stockholders of each Fund and to provide oversight of the management of each Fund. A majority of the Corporation's Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees. Each Fund's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for a Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Corporation's Audit Committee held ___ meetings during the calendar year 2001.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of a Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James
R. Edgar and Shirley D. Peterson. The Corporation's Nominating and Governance Committee held ___ meetings during the calendar year 2001. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Corporation.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of a Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternative members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers and William F. Glavin. The Corporation's Valuation Committee held ___ meetings during the calendar year 2001.

Operations Committee: This Committee oversees the operations of a Fund, such as reviewing a Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations

Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Corporation's Operations Committee held __ meetings during the calendar year 2001.

Equity Oversight Committee: This Committee oversees investment activities of a Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John G. Weithers (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Corporation's Equity Oversight Committee held ___ meetings during the calendar year 2001..


Director Fund Ownership


Under each Fund's Governance Procedures and Guidelines, the Non-interested Directors have established the expectation that within three years a Non-interested Director will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-interested Director's personal investment needs. Each Interested director is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that best fit his or her own appropriate investment needs. The following tables set forth each Director's share ownership of each Fund and all funds in the fund complex overseen by the Director as of December 31, 2001.


Scudder Contrarian Fund


                                                        Aggregate Dollar Range of Securities
                                                                      Owned in
                        Dollar Range of Securities         All Funds in the Fund Complex
Name of Directors        Owned in Contrarian Fund              Overseen by Directors
-----------------        ------------------------              ---------------------

John W. Ballantine
Lewis A. Burnham
Donald L. Dunaway*
James R. Edgar*
Paul K. Freeman
William F. Glavin, Jr.
Richard T. Hale
Robert B. Hoffman
Shirley D. Peterson
Fred B. Renwick
William P. Sommers
John G. Weithers

* The dollar range of shares shown includes share equivalents of Scudder funds in which Mr. Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described below under "Remuneration."


To the best of Contrarian Fund's knowledge, as of February 28, 2002, no person owned beneficially more than 5% of each class of the Fund's outstanding shares except as noted below.

As of February 28, 2002, 1,036,836 shares in the aggregate, or 14.90% of the outstanding shares of Contrarian Fund, Class A were held in the name of Scudder Trust Company, for the benefit of Angelo Lafarge Construction Company, Inc. 401(k) and Profit Sharing Plan, , P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 731,502 shares in the aggregate, or 10.51% of the outstanding shares of Contrarian Fund, Class A were held in the name of Verb & Company, for the benefit of Taylor Family Fund, Silicon Valley, 4380

SW Macadam Avenue, Portland, OR 97201 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 261,281 shares in the aggregate, or 7.75% of the outstanding shares of Contrarian Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 278,346 shares in the aggregate, or 8.26% of the outstanding shares of Contrarian Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, for the benefit of customers, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 104,876 shares in the aggregate, or 14.35% of the outstanding shares of Contrarian Fund, Class C were held in the name of Merrill, Lynch, Pierce Fanner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 36,976 shares in the aggregate, or 5.05% of the outstanding shares of Contrarian Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 22,114 shares in the aggregate, or 16.10% of the outstanding shares of Contrarian Fund, Class I were held in the name of Zurich Scudder Investments, Money Purchase Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of February 28, 2002, 110,676 shares in the aggregate, or 80.62% of the outstanding shares of Contrarian Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

Scudder-Dreman High Return Equity Fund


                                                                               Aggregate Dollar Range of Securities
                                         Dollar Range of Securities              Owned in All Funds in the Fund
Name of Directors                     Owned in High Return Equity Fund            Complex Overseen by Directors
-----------------                     --------------------------------            -----------------------------

John W. Ballantine
Lewis A. Burnham
Donald L. Dunaway*
James R. Edgar*
Paul K. Freeman
William F. Glavin, Jr.
Richard T. Hale
Robert B. Hoffman
Shirley D. Peterson
Fred B. Renwick
William P. Sommers
John G. Weithers

* The dollar range of shares shown includes share equivalents of Scudder funds in which Mr. Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described below under "Remuneration."

To the best of High Return Equity Fund's knowledge, as of _______ ,2002, no person owned beneficially more than ___% of each class of the Fund's outstanding shares except as noted below.

Scudder-Dreman Small Cap Value Fund


                                                                                Aggregate Dollar Range of Securities
                                         Dollar Range of Securities Owned in       Owned in All Funds in the Fund
Name of Directors                                Small Cap Value Fund               Complex Overseen by Directors
-----------------                                --------------------               -----------------------------

John W. Ballantine
Lewis A. Burnham
Donald L. Dunaway*
James R. Edgar*
Paul K.  Freeman
William F. Glavin, Jr.
Richard T. Hale
Robert B. Hoffman
Shirley D. Peterson
Fred B. Renwick
William P. Sommers
John G. Weithers

* The dollar range of shares shown includes share equivalents of Scudder funds in which Mr. Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described below under "Remuneration."

To the best of Small Cap Value Fund's knowledge, as of ______2002, no person owned beneficially more than ___% of each class of the Fund's outstanding shares except as noted below.

Securities Beneficially Owned. None of the Non-interested Directors owned securities beneficially of the Advisor, SDI or Person Directly or Indirectly Controlling, Controlled by or Under Common Control within the Advisor or SDI.




Remuneration

Contrarian Fund, High Return Equity Fund and Small Cap Value Fund

The Non-interested Directors receive from each Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Directors serve as board members of various other funds advised by DeAM which may have different fee schedules. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and receives a management fee for its services.

The Board of Directors of the Corporation established a deferred compensation plan for the Non-interested Directors ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Directors may defer receipt of all, or a portion, of the compensation they earn for their services to the Corporation, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Mr. Dunaway and Governor Edgar have elected to defer at least a portion of their fees. The equivalent Shadow Shares are reflected in the table describing the Directors' share ownership.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Director from the Corporation and aggregate compensation from the fund complex during the most recent calendar year.

                                                                Pension or Retirement
                                  Compensation from Scudder      Benefits Accrued as       Total Compensation
Name of Directors                    Value Series, Inc.*        Part of Fund Expenses    Paid to Directors(4)(5)
-----------------                    ------------------                 -------------    -----------------


John W. Ballantine**                      $7,000                         $0                      $183,980
Lewis A. Burnham**                        $6,100                         $0                      $169,290
Donald L. Dunaway(1)**                    $6,200                         $0                      $181,430
James R. Edgar(2)                         $23,486                        $0                      $200,660
Paul K. Freeman***                        $0                             $0                      $23,500
Robert B. Hoffman**                       $5,640                         $0                      $159,880
Shirley D. Peterson(3)**                  $6,620                         $0                      $189,830
Fred B. Renwick                           $25,797                        $0                      $214,990
William P. Sommers                        $6,680                         $0                      $183,300
John G. Weithers**                        $22,317                        $0                      $206,000


* Scudder Value Series, Inc. consists of three funds: Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund.

**       Newly elected Director effective July 2001.


***      Newly elected Director, effective May 15, 2002.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by DeIM.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by DeIM in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds) payable from the Funds to Governor Edgar are $1,007 for Contrarian Fund, $4,809 for High Return Equity Fund and $1,388 for Small Cap Value Fund.


(3) Ms. Peterson received an additional amount of $18,960 in annual retainer fees in her role as Lead Director.


(4) For each Director, except Mr. Freeman, total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios. Each Director, except Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 83 funds/portfolios. For Mr. Freeman, the total includes compensation for service on the board of 1 Trust comprised of 11 funds. Mr. Freeman currently serves on the boards of 34 DeAM trusts/corporations comprised of 97 funds/corporations.

(5) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank. Such amounts totaled $10,340 for each Director, excluding Mr. Freeman who received no special meeting fees in connection with the sale of the Advisor. These meeting fees were borne by the Advisor.



                    FUND ORGANIZATION AND SHAREHOLDER RIGHTS


Large Company Value Fund is a series of Value Equity Trust, formerly Scudder Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust is currently divided into three series: Scudder Large Company Value Fund, Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Large Company Value Fund is divided into six classes of shares: Class AARP, Class S,

Class A, Class B, Class C and Class I. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to "Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders.

Contrarian Fund, High Return Equity Fund and Small Cap Value Fund are each a series of Scudder Value Series, Inc. ("SVL" or "the Corporation"). SVL was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,040,000,000 shares of $0.01 par value common stock (with 40,000,000 designated for a class of shares not sold herein), In April 1998, SVL changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, SVL changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to Scudder Value Series, Inc. SVL currently is divided into three series: High Return Equity Fund, Contrarian Fund and Small Cap Value Fund. Contrarian Fund is currently divided into four classes of shares: Class A, Class B, Class C and Class I shares. High Return Equity Fund is currently divided into five classes of shares: Class A, Class B, Class C, Class I and Institutional Class shares. Small Cap Value Fund is currently divided into six classes of shares: Class A, Class B, Class C, Class I, Class S and Institutional Class shares.


The Directors/Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and nonassessable by the Corporation/Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus. Since the Corporation/Trust may offer multiple series, each Fund is known as a "series company."

The assets of the Corporation/Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Corporation/Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of each Corporation/Trust, subject to the general supervision of the Directors/Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Corporation/Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

The Directors/Trustees, in their discretion, may authorize the division of shares of a Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The Trust's Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law. With respect to the Corporation, Maryland law currently provides that Directors shall not be liable for the actions taken by them in good faith, in a manner reasonably believed to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The Corporation's Bylaws and the Trust's Declaration of Trust provide that the Corporation/Trust will indemnify its Directors/Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation/Trust. Nothing in the Corporation's Bylaws or the Trust's Declaration of Trust, however, would protect or indemnify a Director/Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of a series. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund's property or the acts, obligations or affairs of the Fund. The Trust's Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject be reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Each Fund's activities are supervised by each Corporation/Trust's Board of Directors/Trustees. The Corporation/Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Corporation/Trust to establish a multiple class distribution system for each Fund.

Under each Plan, each class of shares will represent interests in the same portfolio of investments of the series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and
(h) different class names and designations. Expenses currently designated as "Class Expenses" by the Corporation/Trust's Board of Directors/Trustees under each Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

Each share of each class of each Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Directors/Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Corporation/Trust's Articles of Incorporation/Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Corporation/Trust and all of its additional portfolios, means the vote of the lesser of (i) 67% of the Corporation/Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Corporation/Trust's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio, means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each Director/Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Directors/Trustees and until the election and qualification of a successor or until such Director/Trustee sooner dies, resigns, retires or is removed. In accordance with the 1940 Act (a) the Corporation/Trust will hold a shareholder meeting for the election for directors/trustees at such time as less than a majority of the directors/trustees have been elected by shareholders, and (b) if, as a result of the vacancy in the Board of Directors/Trustees, less than two-thirds of the Directors/Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-third of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares and any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors/Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Directors/Trustees when requested in writing to do so by the holders of not less than a majority of the outstanding shares of the Corporation or ten percent of the outstanding shares of the Trust, as applicable, and in that connection, the Directors/Trustees will assist shareholder communications to the extent provided for in Section 16(c) of the 1940 Act. A majority of the Directors/Trustees shall be present in person at any regular or special meeting of the Directors/Trustees in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise required by law, the act of a majority of the Directors/Trustees present at any such meetings, at which a quorum is present, shall be the act of the Directors/Trustees.

The Corporation/Trust is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors/Trustees, changing fundamental investment policies or approving an investment management contract. Under the Agreement and Declaration of Trust of the Trust, shareholder meetings will be held in connection with the following matters: (a) the election or removal of directors/trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders if required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of a Declaration of Trust (other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of a Fund with the Securities and Exchange Commission or any state, or as the directors/trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

The  Corporation's/Trusts'   Articles  of   Incorporation/Declaration  of  Trust
authorizes the Board of Directors/Trustees to terminate a Fund or any class by notice to shareholders without shareholder approval.


                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of Contrarian Fund are:

Class A: 81123U-105

Class B: 81123U-402

Class C: 81123U-501

Class I: 81123U-600

Contrarian Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of High Return Equity Fund are:

Class A: 81123U-204

Class B: 81123U-709

Class C: 81123U-808

Class I:  81123U-881


Institutional Class:


High Return Equity Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of Large Company Value Fund are:

Class A: 920390-861

Class B: 920390-853

Class C: 920390-846

Class I: 920390-383

Large Company Value Fund has a fiscal year ending July 31. On June 7, 1999, the Board of the Fund changed the fiscal year from September 30 to July 31.

The CUSIP numbers for each class of Small Cap Value Fund are:

Class A:  81123U-303

Class B:  81123U-873

Class C:  81123U-865

Class I:  81123U-857


Institutional Class:


Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Portfolio securities of each Fund are held separately pursuant to a custodian agreement, by each Fund's custodian, State Street Bank and Trust Company 225, Franklin Street, Boston, Massachusetts 02110.

This Statement of Additional Information contains the information of Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund, Scudder Large Company Value Fund and Scudder-Dreman Small Cap Value Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


                              FINANCIAL STATEMENTS

Contrarian Fund, High Return Equity Fund and Small Cap Value Fund


The financial statements, including the investment portfolio of Contrarian Fund, High Return Equity Fund and Small Cap Value Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of each Fund dated November 30, 2001 and the Semiannual Report to Shareholders of each Fund dated May 31, 2002, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


Large Company Value Fund


The financial statements, including the investment portfolio of Large Company Value Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to
Shareholders of the Fund dated July 31, 2001 and the Semiannual Report to Shareholders of the Fund dated January 31, 2002, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

                           SCUDDER VALUE SERIES, INC.

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

     (a)           (a)(1)                   Articles of Incorporation of Registrant, dated October 11, 1987,  is incorporated by reference to Post-Effective Amendment No. 15 to the
                                            Registration Statement.

                   (a)(2)                   Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            January 25, 1988, is incorporated by reference to Post-Effective Amendment
                                            No. 15 to the  Registration Statement.

                   (a)(3)                   Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            February 26, 1988, is incorporated by reference to Post-Effective Amendment
                                            No. 15 to the Registration Statement.

                   (a)(4)                   Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            December 28, 1990. is incorporated by reference to Post-Effective Amendment
                                            No. 15 to the Registration Statement.

                   (a)(5)                   Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            March 24, 1992, is incorporated by reference to Post-Effective Amendment No.
                                            15 to the Registration Statement.

                   (a)(6)                   Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            September 8, 1995, is incorporated by reference to Post-Effective Amendment
                                            No. 15 to the Registration Statement.

                   (a)(7)                   Articles of Amendment to Articles of Incorporation of Registrant, dated
                                            September 8, 1995, is incorporated by reference to Post-Effective Amendment
                                            No. 15 to the Registration Statement.

                   (a)(8)                   Articles of Amendment to Articles of Incorporation of Registrant, dated July
                                            18, 1997, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

                   (a)(9)                   Articles of Amendment to Articles of Incorporation of Registrant, dated
                                            January 1, 1998, is incorporated by reference to Post-Effective Amendment
                                            No. 21 to the Registration Statement.

                  (a)(10)                   Articles Supplementary to Articles of Incorporation of Registrant, January
                                            23, 2001, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                                       3

                (a)(11)                     Articles of Amendment to Articles of Incorporation of Registrant, dated
                                            December 12, 1996 is incorporated by reference to Post-Effective Amendment
                                            No. 29 to the Registration Statement.

                (a)(12)                     Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            July 18, 1997 is incorporated by reference to Post-Effective Amendment No.
                                            29 to the Registration Statement.

                (a)(13)                     Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            March 19, 1998 is incorporated by reference to Post-Effective Amendment No.
                                            29 to the Registration Statement.
                (a)(14)
                                            Articles of Amendment to Articles of Incorporation of Registrant, dated
                                            March 30, 1998 is incorporated by reference to Post-Effective Amendment No.
                                            29 to the Registration Statement.
                (a)(15)
                                            Articles of Amendment to Articles of Incorporation of Registrant, dated May
                                            23, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.
                (a)(16)
                                            Articles of Amendment to the Charter of the Corporation, dated January 15,
                                            2001 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.

                (a)(17)                     Articles Supplementary to Articles of Incorporation of Registrant, dated
                                            August 19, 2002.
                                            To be filed by amendment.

(b)             (b)(1)                      By-laws is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

                (b)(2)                      Amended By-laws of Kemper Value Series, Inc., dated July 17, 1998 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.
                (b)(3)
                                            Amendment to the By-laws, dated November 29, 2000, is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

(c)                                         Inapplicable.

(d)             (d)(1)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Contrarian Fund and Scudder Kemper Investments, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement.

                (d)(2)                      Investment Management Agreement between the Registrant, on behalf of
                                            Kemper-Dreman High Return Equity Fund and Scudder Kemper Investments, Inc.
                                            dated September 7, 1998 is incorporated by reference to Post-Effective
                                            Amendment No. 23 to the Registration Statement.

                (d)(3)                      Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Small Cap Value Fund and Scudder Kemper Investments, Inc. dated September 7,
                                            1998 is incorporated by reference to Post-Effective

                                       4

                                            Amendment No. 23 to the Registration Statement.

                (d)(4)                      Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Contrarian Fund and Deutsche Asset Management Americas Inc. dated April 5,
                                            2002 is filed herein.

                (d)(5)                      Investment Management Agreement between the Registrant, on behalf of
                                            Scudder-Dreman High Return Equity Fund and Deutsche Asset Management
                                            Americas Inc. dated April 5, 2002 is filed herein.

                (d)(6)                      Investment Management Agreement between the Registrant, on behalf of
                                            Scudder-Dreman Small Cap Value Fund and Deutsche Asset Management Americas
                                            Inc. dated April 5, 2002 is filed herein.

                (d)(7)                      Sub-Advisory Agreement between Scudder Kemper Investments, Inc. and Dreman
                                            Value Management, L.L.C. dated September 7, 1998 (Kemper-Dreman High Return
                                            Equity Fund) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                (d)(8)                      Sub-Advisory Agreement between Zurich Scudder Investments, Inc. and Dreman
                                            Value Management, L.L.C, dated January 17, 2002 for Scudder-Dreman Small Cap
                                            Value Fund is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

                (d)(9)                      Amended and Restated Sub-Advisory Agreement between Zurich Scudder
                                            Investments, Inc. and Dreman Value Management, L.L.C, dated March 31, 2002 for Scudder-Dreman High Return Equity Fund is incorporated by reference to
                                            Post-Effective Amendment No. 28 to the Registration Statement.

                (d)(10)                     Sub-Advisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman
                                            Small Cap Value Fund) is filed herein.

                  (d)(11)                   Sub-Advisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman High
                                            Return Equity Fund) is filed herein.

     (e)           (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc. dated October 1, 1999 is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

                   (e)(2)                   Underwriting Agreement between the Registrant and Scudder Investors
                                            Services, Inc. is incorporated by reference to Post-Effective Amendment No.
                                            28 to the Registration Statement.

                   (e)(3)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Scudder Distributors, Inc. dated April 5, 2002 is filed herein.

     (f)                                    Selling Group Agreement is incorporated by reference to Post-Effective
                                            Amendment No. 23 to the Registration Statement.

     (g)           (g)(1)                   Custodian Agreement between the Registrant, on behalf of Kemper Value


                                       5

                                            Fund, Inc., and Investors Fiduciary Trust Company is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement

                   (g)(2)                   Amendment to Custody Contract between the Registrant and State Street Bank dated March 31, 1999 is incorporated by reference to Post-Effective
                                            Amendment No. 25 to the Registration Statement.

                   (g)(3)                   Amendment to Custody Contract between the Registrant and State Street Bank, dated January 5, 2001 is incorporated by reference to Post-Effective
                                            Amendment No. 29 to the Registration Statement.

                   (g)(4)                   Amendment to Custody Contract between the Registrant and State Street Bank, dated July 2, 2001 is incorporated by reference to Post-Effective Amendment
                                            No. 29 to the Registration Statement.

     (h)           (h)(1)                   Agency Agreement is incorporated by reference to Post-Effective Amendment
                                            No. 14 to the Registration Statement.

                   (h)(2)                   Supplement to Agency Agreement between Registrant and Investors Fiduciary
                                            Trust Company dated June 1, 1997 is incorporated by reference to
                                            Post-Effective Amendment No. 21 to the Registration Statement.

                   (h)(3)                   Supplement to Agency Agreement dated January 1, 2000 is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

                   (h)(4)                   Administrative Services Agreement between the Registrant and Kemper
                                            Distributors, Inc. dated April 1, 1997 is incorporated by reference to
                                            Post-Effective Amendment No. 21 to the Registration Statement.

                   (h)(5)                   Amended Fee Schedule For Administrative Services Agreement between the
                                            Registrant and Kemper Distributors, Inc. dated January 1, 2000 is incorporated by reference to Post-Effective Amendment No. 25 to the
                                            Registration Statement.

                   (h)(6)                   Fund Accounting Agreement between Kemper Contrarian Fund and Scudder Fund
                                            Accounting Corporation dated December 31, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

                   (h)(7)                   Fund Accounting Agreement between Kemper-Dreman High Return Equity Fund and
                                            Scudder Fund Accounting Corporation dated December 31, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration
                                            Statement.

                   (h)(8)                   Transfer Agency and Service Agreement between the Registrant and Scudder
                                            Service Corporation is incorporated by reference to Post-Effective Amendment
                                            No. 27 to the Registration Statement

                                       6

                   (h)(9)                   Fund Accounting Agreement between Kemper Small Cap Value Fund and Scudder
                                            Fund Accounting Corporation dated December 31, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

                                            Administrative Services Agreement between the Registrant and Zurich Scudder
                  (h)(10)                   Investments, Inc., dated May 29, 2001 is incorporated by reference to
                                            Post-Effective Amendment No. 29 to the Registration Statement.

                  (h)(11)                   Amended and Restated Administrative Services Agreement between the
                                            Registrant and Deutsche Investment Management Americas Inc., dated August
                                            19, 2002.
                                            To be filed by amendment.

     (i)                                    Legal Opinion and Consent of Counsel.
                                            To be filed by amendment.

     (j)                                    Consent of Independent Auditors.
                                            To be filed by amendment.

     (k)                                    Inapplicable.

     (l)                                    Inapplicable.

     (m)           (m)(1)                   Rule 12b-1 Plan between Kemper Contrarian Fund (Class B Shares) and Kemper
                                            Distributors, Inc., dated September 7, 1998 is incorporated by reference to
                                            Post-Effective Amendment No. 23 to the Registration Statement.

                   (m)(2)                   Rule 12b-1 Plan between Kemper Contrarian Fund (Class C Shares) and Kemper
                                            Distributors, Inc., dated September 7, 1998 is incorporated by reference to
                                            Post-Effective Amendment No. 23 to the Registration Statement.

                   (m)(3)                   Rule 12b-1 Plan between Kemper-Dreman High Return Equity Fund (Class B
                                            Shares) and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement.

                   (m)(4)                   Rule 12b-1 Plan between Kemper-Dreman High Return Equity Fund (Class C
                                            Shares) and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement.

                   (m)(5)                   Rule 12b-1 Plan between Kemper Small Cap Value Fund (Class B Shares) and
                                            Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                   (m)(6)                   Rule 12b-1 Plan between Kemper Small Cap Value Fund (Class C Shares) and
                                            Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

                                       7

                   (m)(7)                   Rule 12b-1 Plan between Scudder Contrarian Fund (Class A) and Scudder
                                            Distributors, Inc., dated July 1, 2001 is incorporated by reference to
                                            Post-Effective Amendment No. 29 to the Registration Statement.

                   (m)(8)                   Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class
                                            B) and Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

                   (m)(9)                   Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class
                                            C) and Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

                  (m)(10)                   Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class A) and
                                            Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

                  (m)(11)                   Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return
                                            Equity Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.

                  (m)(12)                   Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return
                                            Equity Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.

                  (m)(13)                   Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class A) and
                                            Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

                  (m)(14)                   Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value
                                            Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.

                  (m)(15)                   Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value
                                            Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.

                  (m)(16)                   Shareholder Services Agreement between the Registrant and Scudder
                                            Distributors, Inc., dated July 1, 2001 is incorporated by reference to
                                            Post-Effective Amendment No. 29 to the Registration Statement.

     (n)           (n)(1)                   Rule 18f-3 Plan is incorporated by reference to Post-Effective Amendment No.
                                            21 to the Registration Statement.

                   (n)(2)                   Amended and Restated Rule 18f-3 Plan is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

                                       8

                   (n)(3)                   Amended and Restated Multi-Distribution System Plan, dated July 1, 2001 is incorporated by reference to Post-Effective Amendment No. 29 to the
                                            Registration Statement.

                   (n)(4)                   Amended and Restated Multi-Distribution System Plan dated August 19, 2002.
                                            To be filed by amendment.

     (p)           (p)(1)                   Code of Ethics for Scudder Kemper Investments, Inc. and certain of its subsidiaries, including Kemper Distributors, Inc. and Scudder Investor
                                            Services, Inc. is incorporated by reference to Post-Effective Amendment No.
                                            27 to the Registration Statement.

                 (p)(1)(a)                  Revised Code of Ethics for Zurich Scudder Investments, Inc., dated January
                                            1, 2002 is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement.

                   (p)(2)                   Code of Ethics for Kemper Value Series, Inc. is incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Each of the directors who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a
         "Non-interested Director") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant has purchased insurance policies insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject to certain deductibles.

         On December 3, 2001, the majority owners of Zurich Scudder Investments, Inc. ("Scudder") entered into a transaction agreement with Deutsche Bank whereby Deutsche Bank would acquire 100% of Scudder, not including certain U.K. Operations (the "Transaction"). In connection with the Directors' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the directors who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Directors") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Directors by
         Deutsche Bank in connection with the Independent Directors' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.


Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

         Name              Business and Other Connections of Board of Directors of Registrant's Adviser
                           ----------------------------------------------------------------------------

Lynn S. Birdsong           Director and Vice President, Deutsche Investment Management Americas Inc. **
                           Director and Chairman, Scudder Investments (Luxembourg) S.A. #
                           Director, Scudder Investments (U.K.) Ltd. oo
                           Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                           Director and Chairman, Scudder Investments Japan, Inc. +
                           Senior Vice President, Scudder Investor Services, Inc.
                           Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                           Director, Scudder, Stevens & Clark Australia x
                           Director and Vice President, Zurich Investment Management, Inc. xx
                           Director and President, Scudder, Stevens & Clark Corporation **
                           Director and President, Scudder , Stevens & Clark Overseas Corporation o
                           Director, Scudder Threadneedle International Ltd.
                           Director, Korea Bond Fund Management Co., Ltd. @@

Nicholas Bratt             Director and Vice President, Deutsche Investment Management Americas Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng          Director, Deutsche Investment Management Americas Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Chris C. DeMaio            Treasurer, Deutsche Investment Management Americas Inc. **

Martin Feinstein           Director, Deutsche Investment Management Americas Inc.**

Steven Gluckstern          Director, Chairman of the Board,  Deutsche Investment Management Americas Inc.**

James McGovern             Assistant Treasurer, Deutsche Investment Management Americas Inc. **

                                       10

Edmond D. Villani          Director, President and Chief Executive Officer, Deutsche Investment Management Americas
                                 Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc. ###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation o
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc. @
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Threadneedle International Ltd.  oo
                           Director, Scudder Investments Japan, Inc. +
                           Director, Scudder Kemper Holdings (UK) Ltd. oo
                           President and Director, Zurich Investment Management, Inc. xx
                           Director and Deputy Chairman, Scudder Investment Holdings, Ltd.

                     *     Two International Place, Boston, MA
                     @     333 South Hope Street, Los Angeles, CA
                     **    345 Park Avenue, New York, NY
                     #     Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
                     ***   Toronto, Ontario, Canada
                     @@@   Grand Cayman, Cayman Islands, British West Indies
                      o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
                     ###   1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
                     xx    222 S. Riverside, Chicago, IL
                     xxx   Zurich Towers, 1400 American Ln., Schaumburg, IL
                     @@    P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
                     ##    Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
                     oo    1 South Place 5th floor, London EC2M 2ZS England
                     ooo   One Exchange Square 29th Floor, Hong Kong
                     +     Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
                     x     Level 3, 5 Blue Street North Sydney, NSW 2060


Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's Class A, B, C I and Institutional shares and also acts as principal underwriter for other funds managed by Deutsche Investment Management Americas Inc.

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's Class S shares and also acts as principal underwriter for other funds managed by Deutsche Investment Management Americas Inc.

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant's Class A, B, C, I and Institutional shares is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         Scudder Investor Services, Inc. has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

                                       Positions and Offices with               Positions and
         Name                          Scudder Distributors, Inc.               Offices with Registrant
         ----                          --------------------------               -----------------------

         Thomas F. Eggers              Chairman and Director                    None
         345 Park Avenue
         New York, NY 10154

         William F. Glavin             Vice President and Director              None
         Two International Place
         Boston, MA  02110-4103

         Thomas V. Bruns               Director and President                   None
         222 South Riverside Plaza
         Chicago, IL  60606

         James J. McGovern             Chief Financial Officer and Treasurer    None
         345 Park Avenue
         New York, NY  10054

         Caroline Pearson              Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack             Vice President and Chief Compliance      None
         Two International Place       Officer
         Boston, MA  02110-4103

         Susan K. Crawshaw             Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Scott B. David                Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Robert Froelich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher          Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

                                       12

         M. Patrick Donovan            Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Michael E. Harrington         Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Dean Jackson                  Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Terrance S. McBride           Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         C. Perry Moore                Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Johnston A. Norris            Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Todd N. Gierke                Assistant Treasurer                      None
         222 South Riverside Plaza
         Chicago, IL  60606

         James E. Keating              Assistant Treasurer                      None
         345 Park Avenue
         New York, NY  10054

         Philip J. Collora             Assistant Secretary                      Assistant Secretary
         222 South Riverside Plaza
         Chicago, IL  60606

         Diane E. Ratekin              Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606

                (1)                                  (2)                              (3)
Scudder Investor Services, Inc.
Name and Principal                  Position and Offices with             Positions and
Business Address                    Scudder Investor Services, Inc.       Offices with Registrant
----------------                    -------------------------------       -----------------------

Thomas J. Hughes                    Vice President and Director           None
280 Park Avenue
New York, NY  10017-0010

Kurt P. Miscinski                   Vice President and Director           None
345 Park Avenue
New York, NY  10154-0010

James J. McGovern                   Chief Financial Officer and Treasurer None
345 Park Avenue
New York, NY  10154-0010

Caroline Pearson                    Clerk                                 Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack                   Vice President and Chief Compliance   None
Two International Place             Officer
Boston, MA 02110-4103

Richard W. Desmond                  Vice President                        None
345 Park Avenue
New York, NY  10154-0010

M. Patrick Donovan                  Vice President                        None
Two International Place
Boston, MA 02110-4103

Gloria S. Nelund                    Vice President                        None
345 Park Avenue
New York, NY  10154-0010

John Hebble                         Assistant Treasurer                   Assistant Treasurer
Two International Place
Boston, MA  02110-4103

James E. Keating                    Assistant Treasurer                   None
345 Park Avenue
New York, NY  10154-0010

Ann P. Burbank                      Assistant Clerk                       None
Two International Place
Boston, MA  02110-4103

                                       14

Philip J. Collora                   Assistant Clerk                       None
222 South Riverside Plaza
Chicago, IL  60606

Daniel J. Gillis                    Assistant Clerk                       None
Two International Place
Boston, MA  02110-4103

Kevin G. Poole                      Assistant Clerk                       None
Two International Place
Boston, MA  02110-4103

(c)      Not applicable


Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of the Registrant's investment adviser, Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, in the case of Class A,B,C shares, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; in the case of Class S shares, Scudder Investors Services, Two International Place, Boston, Massachusetts 02110; or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110; or, in the case of records concerning transfer agency functions for Class A, B, C, I and Institutional shares, at the offices of State Street and of the shareholder service agent, Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105, or for the Class S shares, Scudder Service Corporation, Two International Place, Boston, Massachusetts, 02110.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 18th day of May, 2002.


                                           SCUDDER VALUE SERIES, INC.


                                           By: /s/ John Millette
                                               ------------------------
                                               John Millette, Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 18th day of May, 2002 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ Gary L. French
--------------------------------------
Gary L. French                              Treasurer (Principal Financial and           May 18, 2002
                                            Accounting Officer)

/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Director                                     May 18, 2002

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Director                                     May 18, 2002

/s/ Paul K. Freeman
--------------------------------------
Paul K. Freeman+*                           Director                                     May 18, 2002

/s/ Richard T. Hale
--------------------------------------
Richard T. Hale+*                           Director                                     May 18, 2002

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Director                                     May 18, 2002

/s/ James R. Edgar
--------------------------------------
James R. Edgar*                             Director                                     May 18, 2002

/s/ William F. Glavin, Jr.
--------------------------------------
William F. Glavin, Jr.*                     Director, President                          May 18, 2002

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Director                                     May 18, 2002

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Director                                     May 18, 2002

/s/ Fred B. Renwick
--------------------------------------
Fred B. Renwick*                            Director                                     May 18, 2002

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Director                                     May 18, 2002


/s/ John G. Weithers
--------------------------------------
John G. Weithers*                           Director                                     May 18, 2002


*By:   /s/ John Millette
       ------------------------
       John Millette**

         **       Attorney-in-fact pursuant to the
                  powers of attorney contained in and
                  incorporated by reference to Post-
                  Effective Amendment No. 28 to the
                  Registration Statement, as filed on
                  January 28, 2002.

         +        Attorney-in-fact pursuant to the
                  powers of attorney filed herein.

                                POWER OF ATTORNEY
                                -----------------


Scudder Aggressive Growth Fund           Scudder Target Fund
Scudder Blue Chip Fund                   Scudder Technology Fund
Scudder Dynamic Growth Fund              Scudder Total Return Fund
Scudder Equity Trust                     Scudder U.S. Government Securities Fund
Scudder Floating Rate Fund               Scudder Value Series, Inc
Scudder Focus Value Plus Growth Fund     Scudder Variable Series II
Scudder Growth Fund                      Cash Account Trust
Scudder High Yield Series                Cash Equivalent Fund
Scudder Investors Trust                  Investors Cash Trust
Scudder New Europe Fund, Inc.            Investors Municipal Cash Fund
Scudder Portfolios                       Scudder Money Funds
Scudder State Tax-Free Income Series     Scudder Yieldwise Funds
Scudder Strategic Income Fund            Tax-Exempt CA Money Market Fund


Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in their capacity as a director, trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                                         TITLE             DATE
---------                                         -----             ----

/s/ Richard T. Hale                         Director/Trustee        May 30, 2002
-----------------------------
Richard T. Hale

/s/ Paul K. Freeman                         Director/Trustee        May 30, 2002
-----------------------------
Paul K. Freeman

                                                               File No. 33-18477
                                                               File No. 811-5385


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 30
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 32

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                           SCUDDER VALUE SERIES, INC.

                           SCUDDER VALUE SERIES, INC.

                                  EXHIBIT INDEX

                                     (d)(4)
                                     (d)(5)
                                     (d)(6)
                                     (d)(9)
                                     (d)(10)
                                     (e)(3)



                                       2